EXHIBIT 10.28
FOIA CONFIDENTIAL TREATMENT REQUESTED
Execution Copy

NEKTAR THERAPEUTICS,
AEROGEN, INC.,
AND
BAYER HEALTHCARE LLC
CO-DEVELOPMENT, LICENSE AND CO-PROMOTION AGREEMENT
AUGUST 1, 2007

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
CO-DEVELOPMENT, LICENSE AND CO-PROMOTION AGREEMENT
     This Co-Development, License and Co-Promotion Agreement (the “Agreement”) is made and entered into as of the 1st day of August, 2007 (the “Effective Date”) among NEKTAR THERAPEUTICS, a Delaware corporation with a principal place of business at 150 Industrial Road, San Carlos, California 94070 U.S.A. (“Nektar”), AEROGEN, INC., a Delaware corporation with a principal place of business at 150 Industrial Road, San Carlos, California 94070 U.S.A. (“Aerogen”), a wholly-owned subsidiary of Nektar, and BAYER HEALTHCARE LLC, a Delaware corporation with a principal place of business at 555 White Plains Road, Tarrytown, New York 01591 U.S.A. (“Bayer”). Nektar and Bayer are sometimes referred to herein individually as a “Party” and collectively as the “Parties” (which terms shall not include Aerogen). Except as otherwise provided in Section 20.14 hereof, references to “Nektar,” “Aerogen,” and “Bayer” shall not include their respective Affiliates.
Recitals
     Whereas, Nektar is a biotechnology company engaged in the research, development, and commercialization of pharmaceutical compounds and devices for delivering such compounds;
     Whereas, Bayer is a pharmaceutical company engaged in the research, development and commercialization of products useful in the amelioration, treatment and/or prevention of human diseases and conditions;
     Whereas, Nektar has developed and is conducting clinical trials of a pharmaceutical product consisting of a liquid formulation of the antibiotic known as Amikacin delivered using a nebulizer device based on Nektar’s proprietary pulmonary drug delivery system;
     Whereas, Bayer and Nektar desire to collaborate in certain activities to develop such product in both “[***]” and “[***]” configurations for the treatment of [***] infections;
     Whereas, Bayer and Nektar desire to collaborate in the promotion and commercialization of such product to expand the availability of, and access by patients to, such product worldwide; and
     Whereas, Bayer desires to obtain, and Nektar and Aerogen are willing to grant to Bayer, a license under Nektar’s and Aerogen’s proprietary technology to import, develop, commercialize, make, promote, market, use, offer for sale and sell a product based upon such pulmonary delivery of liquid Amikacin, on the terms and conditions provided in this Agreement.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
Agreement
     Now, Therefore, in consideration of the foregoing and the covenants and promises contained in this Agreement and intending to be legally bound, the Parties agree as follows:
     1. Definitions. As used herein, the following terms shall have the following meanings:
          1.1 “[***]” has the meaning set forth in the [***].
          1.2 “[***]” has the meaning set forth in the [***].
          1.3 “ACCME Standards” means the standards set forth by the Accreditation Council for Continuing Medical Education relating to educating the medical community in the United States.
          1.4 “Aerogen” has the meaning set forth in the Preamble.
          1.5 “Affiliate” means a corporation, partnership, trust or other entity that directly, or indirectly through one or more intermediates, controls, is controlled by or is under common control with a specified Party. For such purposes, “control,” “controlled by” and “under common control with” shall mean the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting equity, voting member or partnership interests, control of a majority of the board of directors or other similar body, by contract or otherwise. In the case of a corporation, the direct or indirect ownership of more than fifty percent (50%) of its outstanding voting shares or the ability otherwise to elect a majority of the board of directors or other managing authority of the entity shall in any event be presumptively deemed to confer control, it being understood that the direct or indirect ownership of a lesser percentage of such shares shall not necessarily preclude the existence of control.
          1.6 “Agent” means any Third Party that is hired by, licensed by, sublicensed by or otherwise contractually associated with a Party during the term of this Agreement to the extent useful or necessary for the Party to fulfill its obligations under this Agreement.
          1.7 “Agreement” means this Co-Development, License and Co-Promotion Agreement, all amendments and supplements to this Co-Development, License and Co-Promotion Agreement and all schedules and exhibits to this Co-Development, License and Co-Promotion Agreement.
          1.8 “Allowable Expenses” means those expenses incurred in connection with Commercialization of Product in the Shared Territory (excluding Pre-Launch Costs) that are consistent with the approved Commercialization Plan and Commercialization Budget for the Shared Territory and are specifically attributable to Product in the Shared Territory, and shall

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
consist of (a) Cost of Goods Sold, (b) Marketing Expenses, (c) Distribution Expenses, (d) Post-Launch Product R&D Expenses, and (e) Regulatory Expenses (as such terms are defined in Exhibit 1.8). Allowable Expenses also includes all GSM Expenses (as defined in Exhibit 1.8), whether incurred with respect to the Shared Territory or the Royalty Territory, as more fully described in Exhibit 1.8.
          1.9 “Amikacin” means the [***].
          1.10 “Applicable Law” means all applicable laws, rules, and regulations, including, without limitation, any rules, regulations, guidelines or other requirements of the Regulatory Authorities or other governmental authorities, that may be in effect from time to time in any relevant legal jurisdiction in the Territory.
          1.11 “Bayer” has the meaning set forth in the Preamble.
          1.12 “Change of Control” means that a Third Party shall have become the beneficial owner of securities representing fifty-one percent (51%) or more of the aggregate voting power of the then-outstanding voting securities of a Party, or any sale by a Party of all or substantially all of its business or assets pertaining to the Product.
          1.13 “CIA” means the Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Bayer Corporation dated January 23, 2001.
          1.14 “Clinical Trials” means Phase I Clinical Trials, Phase II Clinical Trials, Phase III Clinical Trials, Phase IV Clinical Trials, and/or variations of such trials (e.g., Phase II/III) as those terms are defined by the FDA.
          1.15 “CMC Data” means any and all Information contained in, as well as data supporting, the Chemistry, Manufacturing and Control sections (or sections corresponding thereto) of an NDA, or other equivalent regulatory filing, relating to the Product.
          1.16 “Commencement” or “Commence” means, when used with respect to Clinical Trials (or the local equivalent), the date of enrollment of the first patient or subject in such Clinical Trials (or the local equivalent).
          1.17 “Commercialization” means all activities undertaken relating to the manufacture for commercial use, marketing, and/or sale of the Product, including without limitation Pre-Launch Activities, advertising, education, planning, marketing, promotion, distribution, market and product support, and shall include post-launch medical activities such as Phase IV Clinical Trials anywhere in the world but shall exclude Development activities. “Commercialize” shall have a corresponding meaning.
          1.18 “Commercialization Budget” has the meaning set forth in Section 7.1(b).

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.19 “Commercialization FTE” means the equivalent of an employee working [***] labor hours per year on Commercialization of Product.
          1.20 “Commercialization FTE Rate” means the overall rate, as determined by the JFC pursuant to Section 3.3(b), to be applied to each Commercialization FTE employed by Bayer or Nektar providing support for or involved in Commercialization of Product in the Shared Territory, including without limitation [***] and [***], in each year.
          1.21 “Commercialization Plan” has the meaning set forth in Section 7.1(b).
          1.22 “Commercial Launch” means the first arm’s length commercial sale of the Product by Bayer, an Affiliate of Bayer or a Sublicensee of Bayer to a Third Party (including without limitation any final sale to a distributor or wholesaler under any non-conditional sale arrangement) in a country where Regulatory Approval of such Product has been obtained by or on behalf of Bayer; provided, however, that in no event shall any sale or distribution of the Product for Pre-Launch Activities or use in a Clinical Trial be deemed a Commercial Launch.
          1.23 “Commercially Reasonable Efforts” means, with respect to the Exploitation of the Product, the level of efforts and resources (including without limitation the promptness with which such efforts and resources would be applied) commonly used in the pharmaceutical industry with respect to a product of similar commercial potential at a similar stage in its development or product life, taking into consideration its safety and efficacy, its cost to develop, manufacture and bring to market, the prevalence of the indication, the competitiveness of alternative products of Third Parties, the Patent and other proprietary position of such product, the likelihood of Regulatory Approval, its profitability and all other relevant factors. Commercially Reasonable Efforts shall be determined on a market-by-market basis for the Product.
          1.24 “Competitive Product” means a product containing an [***] that is labeled for amelioration, treatment or prevention of [***] and that includes technology that, [***].
          1.25 “Completion” means, when used with respect to a Clinical Trial (or the local equivalent), the date on which the Party conducting the Clinical Trial completes the final report for such Clinical Trial (or the local equivalent).
          1.26 “Confidential Information” has the meaning set forth in Section 15.1.
          1.27 “Control” means, with respect to any item of Information, Patent, Patent Application, know-how or other intellectual property right, the right to grant a license or sublicense with respect thereto as provided for in this Agreement, without violating the terms of any agreement or other arrangement with, or any legal rights of, or without requiring the consent of, any Third Party.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.28 “Damages” has the meaning set forth in Section 14.1.
          1.29 “Develop” or “Development” means all activities relating to obtaining Regulatory Approval of the Product and all manufacturing activities undertaken prior to Commercialization (including without limitation those activities reasonably required for the scale up of Manufacturing processes or equipment in preparation for commercial supply of Product). This includes, for example, (a) preclinical testing, toxicology, formulation, clinical studies, including without limitation Clinical Trials, and regulatory affairs and (b) manufacturing process development for bulk and finished forms of the Device or the Product, as applicable, production of clinical supply of Product, and manufacturing and quality assurance technical support activities prior to the commencement of Pre-Launch Activities, but excludes Manufacturing for Commercialization purposes.
          1.30 “Development Budget” has the meaning set forth in Section 4.2(a).
          1.31 “Development Costs” means the expenses incurred by a Party or for its account after the Effective Date that are consistent with the approved Development Plan and are specifically attributable to the Development of the Product.
          1.32 “Development Plan” has the meaning set forth in Section 4.2(a).
          1.33 “Device” means a nebulizer device comprising at least an [***]. The current embodiment of the Device is set forth in Exhibit 1.33.
          1.34 “Device Budget” has the meaning set forth in Section 4.2(a).
          1.35 “DMF” means, as the case may be, either a drug master file or a device master file maintained with the FDA and the equivalent thereof, if any, in jurisdictions outside the Shared Territory.
          1.36 “Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.
          1.37 “Drug Budget” has the meaning set forth in Section 4.2(a).
          1.38 “EMEA” means the European Medicines Agency, or any successor thereto, which coordinates the scientific review of human pharmaceutical products under the centralized licensing procedure in the European Union.
          1.39 “European Union” means the countries that are members of the European Union as of the Effective Date of this Agreement or that become members of the European Union thereafter.
          1.40 “Exploitation” means the making, having made, using, having used, selling, having sold, offering for sale and/or otherwise disposing of, the Product, including,

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
without limitation, all discovery, research, development (including without limitation the conduct of Clinical Trials), registration, modification, enhancement, improvement, manufacturing, labeling, storage, formulation, exportation, importation, optimization, transportation, distribution, promotion and marketing activities related thereto.
          1.41 “FDA” means the United States Food and Drug Administration, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States.
          1.42 “Field” means the amelioration, treatment and/or prevention in humans of [***].
          1.43 “Force Majeure Event” has the meaning set forth in Section 20.4.
          1.44 “Formulated Amikacin” means Amikacin in a liquid formulation existing as of the Effective Date or developed pursuant to this Agreement for use in Pulmonary Delivery by means of the Device.
          1.45 “Fully Burdened Manufacturing Costs” means, as applicable to Device, Formulated Amikacin, or Product manufactured by Nektar or its Third Party supplier, Nektar’s or its Affiliate’s cost of manufacturing such Device, Formulated Amikacin, or Product for Development or Commercial purposes, which is equal to the sum of (a) for the Device, Formulated Amikacin or Product (or components thereof) made by Nektar, the costs of all direct material, direct labor, and allocable manufacturing overhead consumed, provided or procured by Nektar, in each case for the manufacture of the Device, Formulated Amikacin, or Product, and (b) for Device, Formulated Amikacin, or Product (or components thereof) made by Nektar’s Third Party supplier, the out-of-pocket costs paid to such Third Party supplier by Nektar, to the extent such costs in (a) and (b) are incurred by Nektar or its Affiliates and to the extent they are reasonably allocable to the manufacture of such Device, Formulated Amikacin, or Product. For clarity, Fully Burdened Manufacturing Cost shall not include any costs of scaling up Manufacturing for the Device or Formulated Amikacin, Development Costs, or capital expenses (but shall include depreciation on capital expenses incurred for the Manufacture of Device, Formulated Amikacin, or Product). Fully Burdened Manufacturing Cost shall be calculated in a manner consistent with GAAP, consistently applied.
          1.46 “GAAP” means United States generally accepted accounting principles consistently applied.
          1.47 “Global Brand Team” or “GBT” has the meaning set forth in Section 3.1.
          1.48 “Global Phase IV Costs” means the expenses incurred in the conduct of Global Phase IV Trials.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.49 “Global Phase IV Trial” means any Phase IV Clinical Trial that is conducted in order to benefit the Product in multiple countries, which countries include, but are not limited to, the Shared Territory, regardless of the country in which it is conducted.
          1.50 “Global Project Team” or “GPT” has the meaning set forth in Section 3.1.
          1.51 “Global Strategic Marketing Team” or “GSM” means the internal Bayer marketing group that will oversee the global marketing, strategy and planning for the Product, in which [***] will participate with respect to Product-related matters.
          1.52 “Good Clinical Practices” or “GCP” means the standards, practices and procedures set forth in the guidelines entitled in “Good Clinical Practice: Consolidated Guideline,” including related regulatory requirements imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the Shared Territory.
          1.53 “Good Laboratory Practices” or “GLP” means the regulations set forth in 21 C.F.R. Part 58 and the requirements expressed or implied thereunder imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the Shared Territory.
          1.54 “Good Manufacturing Practices” or “GMP” means the regulations set forth in 21 C.F.R. Parts 210—211, 820 and 21 C.F.R. Subchapter C (Drugs), Quality System Regulations and the requirements thereunder imposed by the FDA, and, as applicable, any similar or equivalent regulations and requirements in jurisdictions outside the Shared Territory.
          1.55 “IAS” means International Accounting Standards consistently applied.
          1.56 “IFRS” means International Financial Reporting Standards consistently applied.
          1.57 “IND” means an Investigational New Drug application for the Product, which must be approved by the FDA (or foreign equivalent) before shipment of such Product intended for administration to humans.
          1.58 “Indemnified Party” has the meaning set forth in Section 14.3(a).
          1.59 “Indemnifying Party” has the meaning set forth in Section 14.3(a).
          1.60 “Information” means ideas, inventions, discoveries, concepts, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, designs, drawings, computer programs, skill, experience, documents, apparatus, results, clinical and regulatory strategies, test data, including without limitation pharmacological, toxicological and clinical data, analytical and quality control data, manufacturing data and descriptions, Patent

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
and legal data, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, compositions of matter, product samples and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic or other form, now known or hereafter developed, whether or not patentable.
          1.61 “Initial Public Disclosure” has the meaning set forth in Section 16.1.
          1.62 “Inventions” has the meaning set forth in Section 11.2(a).
          1.63 “Joint Finance Committee” or “JFC” has the meaning set forth in Section 3.1.
          1.64 “Joint Inventions” has the meaning set forth in Section 11.2(a).
          1.65 “Joint Patent Rights” has the meaning set forth in Section 11.3(a)(iii).
          1.66 “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.1.
          1.67 “Launch Budget” has the meaning set forth in Section 7.2(a).
          1.68 “Launch Plan” has the meaning set forth in Section 7.2(a).
          1.69 “Local Phase IV Costs” means the expenses incurred in the conduct of Local Phase IV Trials.
          1.70 “Local Phase IV Trial” means any Phase IV Clinical Trial that is conducted in order to benefit the Product only in the country in which it is conducted.
          1.71 “MAA” means a marketing authorization application filed with the EMEA for Regulatory Approval to import, market and sell the Product in the European Union.
          1.72 “Manufacture” or “Manufacturing” means the activities to be performed by Nektar and Bayer in connection with the manufacture, testing (including without limitation quality control, quality assurance and lot release testing), bulk packaging and/or storage of Formulated Amikacin, the Device, and/or the Product, as applicable.
          1.73 “Manufacturing and Supply Agreement” has the meaning set forth in Section 9.1(a).
          1.74 “Milestone Payments” has the meaning set forth in Section 8.3.
          1.75 “Minimum Acceptable Commercialization Profile” or “MACP” means the characteristics of Product that must be satisfied in order to enable Commercialization of the Product, as set forth in Exhibit 1.75.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.76 “[***]” has the meaning set forth in Section 7.4.
          1.77 “Nektar” has the meaning set forth in the Preamble.
          1.78 “Nektar Know-How” means all Information that is (a) Controlled by Nektar or Aerogen as of the Effective Date or at any time during the term of this Agreement that is not publicly known, even though parts thereof may be known, and (b) useful or necessary to develop, make, use, sell, offer for sale, import or export Product for use in the Field. Nektar Know-How includes without limitation the [***]. Nektar Know-How includes Nektar’s or Aerogen’s interest in unpublished Inventions and unpublished Joint Inventions. Nektar Know-How does not include Nektar Patent Rights.
          1.79 “Nektar Patent Rights” means (a) the Patents listed in Exhibit 1.79, (b) any Patents that issue from the Patent Applications listed in Exhibit 1.79, (c) any Patents and/or Patent Applications that claim priority to a Patent or Patent Application listed in Exhibit 1.79, including without limitation any continuation, continued prosecution application, divisional, reissue or re-examination, (d) any other Patent and/or Patent Application Controlled by Nektar or Aerogen as of the Effective Date or at any time during the term of this Agreement that claims a product, method, apparatus, material, manufacturing process or other technology necessary to develop, make, use, sell, offer for sale, import or export Formulated Amikacin, the Device, or Product, and (e) any foreign equivalents of 1.79(a), (b), (c) or (d). Nektar Patent Rights include, without limitation, the Patents and Patent Applications [***]. Nektar Patent Rights includes Nektar’s or Aerogen’s interest in Joint Patent Rights. Nektar Patent Rights do not include Nektar Know-How.
          1.80 “Nektar Trademarks” means the trademarks set forth in Exhibit 1.80 and any Trademarks of Nektar or Aerogen that are developed during the term of this Agreement for use with the Product.
          1.81 “Net Sales” means the gross amount billed by Bayer, its Affiliates or Sublicensees to Third Parties throughout the Territory for sales of the Product, less (a) sales returns and allowances, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments, billing errors, rejected goods, damaged goods, returns, rebates, chargeback rebates, fees, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, healthcare insurance carriers or other institutions, (b) accrued allowances for normal and customary trade, quantity and cash discounts, (c) an aggregate flat percentage of [***] (regardless of actual cost) for all of the following actually invoiced to the Third Party: freight, transportation, insurance, handling, packing and distribution charges, (d) the lower of [***] or the actual loss experience of the global Bayer-Schering Pharmaceuticals group in respect of bad debts written off, provided, however, that such amount shall not exceed [***] on an annual basis, (e) customs or excise taxes including import duties and other duties relating to sales, (f) any payment in respect to sales to any governmental authority in respect of any government subsidized program, including without limitation

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
Medicare and Medicaid rebates and (g) any item substantially similar in character and/or substance to the above, all as determined in accordance with IFRS or IAS on a basis consistent with Bayer’s annual audited financial statements. In addition, Net Sales by Bayer hereunder are subject to the following:
               (1) Any transfer, sale or other disposal of the Product by Bayer to an Affiliate of Bayer will not be included in Net Sales; in such case, Net Sales shall be calculated as above on the value charged or invoiced on the first arm’s length sale to a Third Party;
               (2) If Bayer or its Affiliates or Sublicensees make a sale or other disposition of the Product to a customer in a particular country (i) other than on normal commercial terms or (ii) as part of a package of products and services, the Net Sales of the Product shall be deemed to be “the fair market value” of such Product (i.e., the value that would have been derived had said Product been sold as a separate product to a similar customer in the country concerned on normal commercial terms); and
               (3) Use of the Product in clinical or pre-clinical trials or other research or development activities or disposal of the Product for non-profit purposes of a commercially reasonable program shall not give rise to any deemed sale for purposes of this definition.
For clarity, Net Sales excludes Net Sublicense Revenues.
          1.82 “Net Sublicense Revenues” means all revenues or other consideration received by a Party from Third Parties as consideration for the grant of a sublicense or license under this Agreement in the Shared Territory, other than royalties received from such Third Parties on Net Sales.
          1.83 “New Drug Application” or “NDA” means (a) the single application or set of applications for the Product and/or pre-market approval to make and sell commercially the Product, filed by Bayer with the FDA, and (b) any related registrations with or notifications to the FDA.
          1.84 “Non-Publishing Party” has the meaning set forth in Section 16.1.
          1.85 “OIG” means the Office of the Inspector General.
          1.86 “Party” or “Parties” has the meaning set forth in the Preamble.
          1.87 “Patent” means (a) letters patent (or other equivalent legal instrument), including without limitation utility and design patents, and including without limitation any extension, substitution, registration, confirmation, reissue, re-examination or renewal thereof and (b) all foreign or international equivalents of any of the foregoing in any country in the Territory.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.88 “Patent Application” means (a) an application for letters patent, including without limitation a reissue application, a re-examination application, a continuation application, a continued prosecution application, a continuation-in-part application, a divisional application or any equivalent thereof that is pending at any time during the term of this Agreement before a government Patent agency and (b) all foreign or international equivalents of any of the foregoing in any country in the Territory.
          1.89 “PDDS Platform Technology” means any technology, article of manufacture, component, system, discovery, or invention that relates to the [***] and methods of making or using the [***]. For the avoidance of doubt, [***].
          1.90 “Phase I Clinical Trial” means any clinical study conducted on sufficient numbers of human subjects to establish that the Product is reasonably safe for continued testing and to support its continued testing in Phase II Clinical Trials. “Phase I Clinical Trial” shall include without limitation any clinical trial that would satisfy requirements of 21 C.F.R. § 312.21(a).
          1.91 “Phase II Clinical Trial” means any clinical study conducted on sufficient numbers of human subjects that have the targeted disease or condition of interest to investigate the safety and efficacy of the Product for its intended use and to define warnings, precautions, and adverse reactions that may be associated with such pharmaceutical product in the dosage range to be prescribed. “Phase II Clinical Trial” shall include without limitation any clinical trial that would satisfy requirements of 21 C.F.R. § 312.21(b).
          1.92 “Phase III Clinical Trial” means any clinical study intended as a pivotal study for purposes of seeking Regulatory Approval that is conducted on sufficient numbers of human subjects to establish that the Product is safe and efficacious for its intended use, to define warnings, precautions, and adverse reactions that are associated with the Product in the dosage range to be prescribed, and to support Regulatory Approval of the Product or label expansion of such pharmaceutical product. “Phase III Clinical Trial” shall include without limitation any clinical trial that would or does satisfy requirements of 21 C.F.R. § 312.21(c), whether or not it is designated a Phase III Clinical Trial.
          1.93 “Phase IV Clinical Trial” means clinical study of the Product on human subjects commenced after receipt of Regulatory Approval of the Product for the purpose of satisfying a condition imposed by a Regulatory Authority to obtain Regulatory Approval, or to support the marketing of such pharmaceutical product, and not for the purpose of obtaining initial Regulatory Approval of the Product.
          1.94 “PhRMA Code” means the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, as hereafter amended from time to time.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.95 “Plan” means Development Plan, Commercialization Plan, or Launch Plan, as applicable.
          1.96 “Pre-Launch Activities” means all Commercialization activities undertaken with respect to the Product in the Shared Territory prior to Commercial Launch and in preparation for the launch of the Product in the Shared Territory. Pre-Launch Activities shall include without limitation advertising, education, product-related public relations, health care economic studies, governmental affairs activities for reimbursement and formulary acceptance, sales force training, and other activities included within the Launch Plan or the Commercialization Plan that are to be conducted in the Shared Territory prior to the Commercial Launch of the Product and shall exclude all Development activities and the [***].
          1.97 “Pre-Launch Costs” means the costs, excluding Development Costs, specifically attributable to the Pre-Launch Activities in the Shared Territory that are generally consistent with the approved Launch Plan and the Commercialization Plan.
          1.98 “Product” means the combination of (a) Formulated Amikacin and (b) the Device for use in the Pulmonary Delivery of Formulated Amikacin, which Product is developed in accordance with and pursuant to this Agreement. Product shall not include any products including nebulizer devices based upon the PDDS Platform Technology for use or sale with any active ingredients other than Amikacin, or any products including devices that are not based upon the PDDS Platform Technology.
          1.99 “Product Profit and Loss” means the revenues and expenses resulting from the Commercialization activities (other than Pre-Launch Costs) for Product in the Shared Territory, and shall be equal to (a) Net Sales less Allowable Expenses plus (b) Net Sublicense Revenues.
          1.100 “Project” means the collaborative Development and Commercialization of the Product to be conducted by or on behalf of Nektar and Bayer under this Agreement.
          1.101 “Pulmonary Delivery” means the [***].
          1.102 “Regional Business Unit” or “RBU” has the meaning set forth in Section 3.1.
          1.103 “Regulatory Approval” means (a) in the Shared Territory, approval by the FDA of an NDA or other applicable filing and satisfaction of related applicable FDA registration and notification requirements, if any, and (b) in any country other than the Shared Territory, approval by Regulatory Authorities having jurisdiction in such country of a single application or set of applications comparable to an NDA or other applicable filing and satisfaction of related applicable regulatory and notification requirements, if any, together with any other approval necessary to make and sell the Product commercially in such country, including without limitation any pricing approvals.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          1.104 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities, including, without limitation, the FDA and the EMEA, regulating or otherwise exercising authority with respect to the Exploitation of the Product in the Territory.
          1.105 “[***]” means the [***].
          1.106 “Royalty Territory” means the world, excluding the Shared Territory.
          1.107 “Shared Territory” means the United States, its territories and possessions.
          1.108 “Sublicensee” means any person or entity, including without limitation Affiliates of a Party, to which either (a) Bayer grants a sublicense to the extent useful or necessary as set forth under this Agreement (other than Nektar or its Affiliates), or (b) Nektar grants a sublicense to the extent useful or necessary for Nektar to fulfill its obligations under this Agreement (other than Bayer or its Affiliates).
          1.109 “[***]” means that [***].
          1.110 “Territory” means the Royalty Territory and the Shared Territory.
          1.111 “Third Party” means any person or entity other than Bayer, Nektar, or an Affiliate of either of them.
          1.112 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof, whether registered or unregistered, including, without limitation, any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo or business symbol.
          1.113 “[***]” has the meaning set forth in Section 7.3.
          1.114 “Valid Claim” means, for a country, a claim of an unexpired issued Patent or a pending Patent Application filed and kept pending in good faith, where either or both (a) such Patent or Patent Application is included in either the Patents or Patent Applications licensed to Bayer under this Agreement, or (b) such claim directed to an Invention made solely or jointly by Nektar (whether or not assigned to Bayer pursuant to Article 11) that in the absence of ownership thereof or a license thereto, would be infringed by the Exploitation of the Product and that has not been (i) cancelled with prejudice, (ii) withdrawn from consideration without the ability to submit or refile, (iii) finally determined to be unallowable by the applicable governmental authority (and from which no appeal is or can be taken), (iv) finally determined to be invalid or unenforceable by a court of competent jurisdiction, (v) disclaimed, or (vi) abandoned. For purposes hereof, a claim in a Patent Application that has not been granted before

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the later to occur of (A) the date that is [***], or (B) the date of [***], shall not be considered to be a Valid Claim unless and until it is granted.
     2. License Grants
          2.1 License Grants to Bayer.
               (a) Royalty Territory License. Subject to the terms and conditions of this Agreement, Nektar and Aerogen hereby grant to Bayer:
                    (i) an exclusive (even as to Nektar, Aerogen and their Affiliates), royalty-bearing license, with the right to grant sublicenses in accordance with Section 2.3, under the Nektar Know-How and Nektar Patent Rights, to make, have made, use, have used, promote, develop, offer to sell, sell, have sold, import, have imported, export, have exported, and market Formulated Amikacin and Product in the Field throughout the Royalty Territory solely in connection with Exploitation of the Product in the Field throughout the Royalty Territory, provided that the foregoing license is subject to Nektar’s right to Manufacture as set forth in Article 9;
                    (ii) a non-exclusive, royalty-free license, under the Nektar Trademarks, with the right to grant sublicenses in accordance with Section 2.3, throughout the Royalty Territory, to use and display the Nektar Trademarks in connection with the Commercialization of the Product in the Field throughout the Royalty Territory, as provided under and in accordance with Section 7.7 and Article 17; and
                    (iii) a non-exclusive, royalty-bearing license, under the Nektar Know-How and Nektar Patent Rights, with the right to grant sublicenses in accordance with Section 2.3, in the Field throughout the Royalty Territory, to use, have used, promote, offer to sell, sell, have sold, import, have imported, export, have exported, and market the Device solely in connection with Exploitation of the Product in the Field throughout the Royalty Territory.
               (b) Shared Territory License. Subject to the terms and conditions of this Agreement, Nektar and Aerogen hereby grant to Bayer:
                    (i) a co-exclusive (with Nektar and its Affiliates), license, subject to the payment of a share of profits as provided in this Agreement, with the right to grant sublicenses in accordance with Section 2.3, under the Nektar Know-How and Nektar Patent Rights, to make, have made, use, have used, promote, offer to sell, sell, have sold, import, have imported, export, have exported, and market Formulated Amikacin and the Product in the Field throughout the Shared Territory solely in connection with Exploitation of the Product in the Field throughout the Shared Territory, provided that the foregoing license is subject to Nektar’s right to Manufacture as set forth in Article 9;

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                    (ii) a non-exclusive, royalty-free license, under the Nektar Trademarks, with the right to grant sublicenses in accordance with Section 2.3, throughout the Shared Territory, to use and display the Nektar Trademarks in connection with the Commercialization of the Product in the Field throughout the Shared Territory, as provided under and in accordance with Section 7.7 and Article 17; and
                    (iii) a non-exclusive license, under the Nektar Know-How and Nektar Patent Rights, subject to the payment of a share of profits as provided in this Agreement, with the right to grant sublicenses in accordance with Section 2.3, in the Field throughout the Shared Territory, to use, have used, promote, offer to sell, sell, have sold, import, have imported, export, have exported, and market the Device solely in connection with Exploitation of the Product in the Field throughout the Shared Territory.
               (c) The exclusive and co-exclusive licenses granted in Section 2.1(a)(i) and Section 2.1(b)(i), respectively, are subject to any pre-existing rights granted to a Third Party by Aerogen under the agreement attached in Exhibit 1.24.
          2.2 Certain Covenants. Each Party covenants and agrees that (a) it shall not, and it shall cause its Affiliates and Sublicensees not to, use or practice the intellectual property rights licensed under this Agreement except as expressly permitted by this Agreement and (b) any use or practice of the intellectual property rights licensed under this Agreement except as expressly permitted by this Agreement that results in material harm to the other Party shall constitute a material breach of a material obligation of this Agreement.
          2.3 Sublicense Rights. Bayer’s right to grant sublicenses under the licenses granted to it under Section 2.1, and Nektar’s right to grant sublicenses under the licenses granted to it under Section 11.2(a)(ii) shall be subject to the following: (a) each Sublicensee shall agree to be bound by all of the applicable terms and conditions of this Agreement; (b) the terms of each sublicense granted by a Party shall provide that the Sublicensee shall be subject to the terms and conditions of this Agreement; (c) a Party’s grant of any sublicense shall not relieve the Party from any of its obligations under this Agreement; (d) the granting Party shall remain jointly and severally liable for any breach of a sublicense by a Sublicensee to the extent that such breach would constitute a breach of this Agreement, and any breach of the sublicense by the Sublicensee shall be deemed a breach of this Agreement by the Party to the extent that such breach would constitute a breach of this Agreement; (e) each Party will notify the other Party of the identity of any Sublicensee, and the territory in which it has granted such sublicense, promptly after entering into any sublicense; (f) Bayer will not have the right to grant sublicenses, under any rights granted to Bayer by Nektar in Sections 2.1(a)(i), to a Third Party during the term of this Agreement for the promotion or marketing of Product in [***] without Nektar’s prior written consent, which consent shall not be unreasonably withheld or delayed; (g) Bayer will not have the right to grant sublicenses under any rights granted to Bayer by Nektar in Section 2.1(b) to a Third Party during the term of this Agreement for the promotion or marketing of the Product in the Shared Territory without Nektar’s prior written consent, which consent shall not be

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unreasonably withheld or delayed; provided, however, that Bayer may grant sublicenses under any rights granted to Bayer by Nektar in Section 2.1(b) without Nektar’s prior written consent in the event that Nektar opts out pursuant to Section 8.2(b)(ii), this Agreement is terminated by Bayer pursuant to Section 18.4 for breach of this Agreement by Nektar, or Bayer elects a Royalty Conversion in accordance with Section 20.2(b); and (h) Nektar will not have the right to grant sublicenses, under any rights granted to Nektar by Bayer in Section 11.2(a)(ii), to a Third Party during the term of this Agreement for the promotion or marketing of Product in the Field in the Territory without Bayer’s prior written consent, which consent shall not be unreasonably withheld or delayed.
          2.4 No Implied Rights or Licenses. Neither Party grants to the other Party any rights or licenses in or to any Patent or other intellectual property right, whether by implication, estoppel or otherwise, except to the extent expressly provided for under this Agreement.
          2.5 Exclusivity. Notwithstanding any other provision of this Agreement, during the term of this Agreement, neither Party shall develop (including without limitation conducting or sponsoring Clinical Trials), market, sell, manufacture, or commercialize, directly or indirectly, any product containing any [***] amelioration, treatment or prevention of [***], other than the Product under this Agreement. For clarity, the foregoing shall not limit either Party’s ability to develop, market, sell, manufacture or commercialize, directly or indirectly, any product containing an [***] amelioration, treatment or prevention of [***].
          2.6 Covenant Not to Sue. During the term of this Agreement, Bayer agrees that neither it nor its Sublicensees will, and Bayer shall cause its Affiliates not to, assert against Nektar, its subsidiaries, Affiliates or Sublicensees, any claim, or institute any action or proceeding, whether at law or equity, under any intellectual property rights, including without limitation Patents or Patent Applications, based on Nektar’s, its Affiliates’ or Sublicensees’ development, manufacture, use, practice, importation or sale of the Device, Formulated Amikacin or the Product in the Field and in the Territory pursuant to this Agreement. This covenant shall be binding upon, and inure to the benefit of, the Parties, their successors, and assigns.
          2.7 Reserved Rights. This Agreement is subject to the rights reserved by [***] or by the U.S. government under Title 35 of the United States Code Sections 200 through 204.
     3. Governance
          3.1 General. Promptly after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”) in accordance with Section 3.2(a) to oversee the Parties’ performance under this Agreement, and a joint finance committee (the “Joint Finance Committee” or “JFC”) in accordance with Section 3.3(a) to

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oversee financial and budgetary aspects of the Parties’ activities under this Agreement. Additionally, Nektar shall have the right to appoint [***] to Bayer’s internal Global Project Team for the Product (the “Global Project Team” or “GPT”) in accordance with Section 3.4(a), which will oversee the clinical Development of the Product pursuant to this Agreement, [***] to Bayer’s internal Global Brand Team for the Product (the “Global Brand Team” or “GBT”) in accordance with Section 3.5(a), which will oversee the Commercialization of the Product pursuant to this Agreement, and [***] to Bayer’s internal U.S. Regional Business Unit for the Product (the “Regional Business Unit” or “RBU”) in accordance with Section 3.6(a), which will implement strategies for Commercial Launch of the Product in the Shared Territory, and oversee such launch activities, subject to oversight of the GBT. Each of these committees and teams shall have the responsibilities and authority allocated to it in this Article 3 and elsewhere in this Agreement. Each of these committees and teams shall make decisions consistent with the goal of implementing the Plans and conducting other activities under this Agreement in a manner consistent with the optimization of Product Development and Commercialization. The representatives of each Party on any committee shall be responsible for ensuring that their decisions and actions are consistent with the views of, and have been approved by, the Party that appointed them. The following procedures shall apply to each of the committees established under this Agreement and to the GPT, RBU and GBT, as applicable.
          3.2 Joint Steering Committee.
               (a) Composition. Each Party shall appoint [***] to serve on the JSC. Bayer’s initial JSC representatives shall be [***]. Nektar’s initial JSC representatives shall be [***]. The initial JSC chairperson shall be [***], who shall serve in such capacity for a period of twelve (12) months. Thereafter, the member of the JSC who shall serve as the JSC chairperson shall be designated alternately by each Party, with each chairperson serving for a period of twelve (12) months. Each Party may replace its JSC representatives by written notice to the other Party.
               (b) Responsibilities. The JSC shall oversee and monitor the direction and course of the activities to be conducted hereunder. Without limiting the generality of the foregoing, the JSC shall: (i) review, provide comment on, and approve Plans and related budgets; (ii) review the activities and obligations of the Parties and the JFC under this Agreement; (iii) resolve any disputes or disagreements submitted to it by the JFC, the GPT, or the GBT, and, if applicable, submit disputes or disagreements that it does not resolve within the time provided in Section 3.2(c) to designated Executives of the Parties, as further described in Section 3.2(d); (iv) review all material data arising in the course of activities conducted pursuant to this Agreement by either Party; (i) appoint subcommittees as it deems appropriate for carrying out the Project; and (vi) perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties, including without limitation the periodic evaluation of performance against goals.

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               (c) Meetings and Voting. The JSC shall meet at least once a calendar quarter at times mutually agreed upon by the Parties. At least two (2) such meetings per calendar year must be held in person, and all other such meetings may be held by teleconference or videoconference. The location of the meetings of the JSC to be held in person shall alternate between sites designated by each Party, with the first such meeting to be held in San Carlos, California, U.S.A., and the second such meeting to be held in Berlin, Germany. Each Party shall bear all the expenses of its representatives on the JSC, and such expenses shall not be included in Allowable Expenses. The JSC chairperson shall issue an agenda reasonably in advance of each meeting and shall appoint one (1) member to keep accurate minutes of each meeting, which appointment shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed. Each of Bayer and Nektar shall have one (1) collective vote on the JSC regardless of how many representatives such Party has on the JSC, and any matter voted on shall require the unanimous vote of both Parties. If a disagreement among members of the JSC remains unresolved for more than thirty (30) days after the JSC first addresses such matter (or such longer period as the Parties may mutually agree upon), such disagreement shall be resolved in accordance with Section 3.2(d). The JSC shall have no power to amend or waive compliance with this Agreement.
               (d) Dispute Resolution. If the JSC is unable to resolve any dispute, controversy, or claim arising under this Agreement within thirty (30) days after it first addresses such matter (or such longer period as the Parties may mutually agree upon), then the dispute shall be referred to senior executive officers of each Party having authority to make decisions in such matters (“Executives”) of each Party. In the event the Executives of each Party are unable to resolve the dispute within thirty (30) days after receiving notice of the dispute (or such longer period as the Parties may mutually agree upon), then the following shall apply: Matters submitted to the JSC and the Executives pursuant to this Section 3.2(d) that remain unresolved by the JSC or the Executives (i) that relate to matters set forth in Exhibit 3.2 in the column titled “Bayer Lead” shall be finally decided by Bayer, (ii) that relate to matters set forth in Exhibit 3.2 in the column titled “Nektar Lead” shall be finally decided by Nektar, (iii) that relate to matters set forth in Exhibit 3.2 in the column titled “Co-Lead” shall continue to be discussed by the Executives until such Executives agree upon a resolution of such matter, and (iv) that relate to matters not set forth in Exhibit 3.2 shall be submitted upon the initiative of either Party after expiration of the thirty (30) day Executive discussion period for resolution by a court of competent jurisdiction as set forth in Section 20.10. For clarity, matters relating to a Party’s alleged breach of its obligations under this Agreement shall not be finally decided by either Party but may be submitted for resolution by either Party after such matter has been discussed by the Executives for the foregoing thirty (30) day period to a court of competent jurisdiction as set forth in Section 20.10.
          3.3 Joint Finance Committee.

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               (a) Composition. Each Party shall appoint [***] to serve on the JFC prior to the first meeting of the JFC. The initial JFC chairperson shall be appointed by Bayer and shall serve in such capacity for a period of twelve (12) months. Thereafter, the member of the JFC who shall serve as the JFC chairperson shall be designated alternately by each Party, with each chairperson serving for a period of twelve (12) months. Each Party may replace its JFC representatives by written notice to the other Party.
               (b) Responsibilities. The JFC shall oversee the preparation and implementation of all Development Budgets, Launch Budgets, and Commercialization Budgets, establish a policy (no more than ninety (90) days after the Effective Date) for the appropriate level of detail to be reported in calculating Allowable Expenses and Product Profit and Loss, designate policies for the Parties’ reporting and recording of Allowable Expenses and calculation of Product Profit and Loss and other financial terms set forth in this Agreement, approve all variances from the applicable budgets, establish the Commercialization FTE Rate at least six (6) months prior to commencement of Commercialization activities in the Shared Territory (including without limitation Pre-Launch Activities), as well as determine appropriate annual adjustments to the Commercialization FTE Rate to reflect relevant price indices, and, as directed by the JSC, perform other activities as appropriate to effect the intent of this Agreement.
               (c) Meetings and Voting. The JFC shall meet at least once per month, unless otherwise specified by the JSC, at times mutually agreed upon by the Parties. At least four (4) such meetings per calendar year must be held in person, and all other such meetings may be held by teleconference or videoconference. Each Party shall bear all the expenses of its representatives on the JFC. Such expenses shall not be included in Allowable Expenses. The location of the JFC meetings shall alternate between sites designated by each Party, with the first such meeting of the JFC to be held in person to be in Berlin, Germany, and the second such meeting to be held in San Carlos, California, U.S.A. The JFC chairperson shall issue an agenda reasonably in advance of each meeting and shall appoint one (1) member to keep accurate minutes of each meeting, which appointment shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed. Each of Bayer and Nektar shall have one (1) collective vote on the JFC regardless of how many representatives such Party has on the JFC, and any matter voted on shall require the unanimous vote of both Parties. If a disagreement among members of the JFC remains unresolved for more than thirty (30) days after the JFC first addresses such matter (or such longer period as the Parties may mutually agree upon), such disagreement shall be submitted to the JSC for resolution. The JFC shall have no power to amend or waive compliance with this Agreement.
               (d) All committees and teams identified in this Agreement shall prepare the budgets and plans for which they are responsible as provided for herein within ninety (90) days after the Effective Date.
          3.4 Global Project Team.

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               (a) Composition. Nektar shall appoint [***] to serve on the GPT prior to the first meeting of the GPT. Bayer may appoint to the GPT [***]. The GPT chairperson shall be appointed by Bayer. Each Party may replace GPT representatives by written notice to the other Party.
               (b) Responsibilities. Within ninety (90) days after the Effective Date, the GPT may propose updates to the Development Plan and Development Budget for approval by the GBT and then by the JSC, coordinate the supply of the Product for use in non-clinical and clinical trials of the Product, oversee the Parties’ implementation of the Development Plan and Development Budget as directed by the JSC, and perform other activities as appropriate to effect the intent of this Agreement.
               (c) Meetings. The GPT shall meet at least once per calendar quarter. At least two (2) such meetings per calendar year must be held in person, and all other such meetings may be held by teleconference or videoconference. Each Party shall bear all the expenses of its representatives on the GPT. Such expenses shall not be included in Allowable Expenses. The location of the meetings of the GPT to be held in person shall be determined by Bayer. The GPT chairperson shall issue an agenda reasonably in advance of each meeting and shall appoint one (1) member to keep accurate minutes of each meeting, which appointment shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed. The GPT shall have no power to amend or waive compliance with this Agreement.
          3.5 Global Brand Team.
               (a) Composition. Prior to the first meeting of the GBT, Nektar shall appoint [***] to serve both on the GSM and [***] on the GBT. Bayer may appoint to the GBT [***], at least one of whom shall be a representative from the GSM. The GBT chairperson shall be such GSM representative. Each Party may replace GBT representatives by written notice to the other Party.
               (b) Responsibilities. The GBT shall be responsible for preparation of launch, Commercialization and life cycle management strategies in the form of Launch Plans, Launch Budgets, Commercialization Plans and Commercialization Budgets for approval by the JSC, and shall oversee the Commercial supply of Formulated Amikacin, the Device and the Product, prepare materials for supporting Commercialization of the Product, plan training activities for [***] and sales representatives, determine if any Global Phase IV Trials are to be conducted, and perform other activities as appropriate to effect the intent of this Agreement. At least one (1) of each Party’s representatives shall also present to and gain approval from the representative’s own Party for the Launch Plans, Launch Budgets, Commercialization Plans and Commercialization Budgets, and any subsequent revisions thereto, before the GBT proposes such Launch Plans, Launch Budgets, Commercialization Plans, and Commercialization Budgets to the JSC.

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               (c) Meetings. The GBT shall meet at least once per calendar quarter. At least two (2) such meetings per calendar year must be held in person, and all other such meetings may be held by teleconference or videoconference. Each Party shall bear all the expenses of its representatives on the GBT. Such expenses shall not be included in Allowable Expenses, except that expenses of GBT members who are also members of the GSM shall be included in Allowable Expenses. The location of the meetings of the GBT to be held in person shall be determined by Bayer. The GBT chairperson shall issue an agenda reasonably in advance of each meeting and shall appoint one (1) member to keep accurate minutes of each meeting, which appointment shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed. The GBT shall have no power to amend or waive compliance with this Agreement.
          3.6 U.S. Regional Business Unit.
               (a) Composition. Nektar shall appoint [***] to serve on the RBU for the Shared Territory prior to the first meeting of the RBU for the Product. Bayer may appoint to the RBU for the Product [***]. The RBU chairperson shall be appointed by Bayer. Each Party may replace RBU representatives by written notice to the other Party.
               (b) Responsibilities. The RBU shall oversee the implementation of the Launch Plan and the Commercialization Plan approved by the JSC for Commercial Launch in the Shared Territory and oversee the conduct of Local Phase IV Trials in the Shared Territory, subject to the oversight of the GBT.
               (c) Meetings. The RBU shall meet at least once per calendar quarter. At least two (2) such meetings per calendar year must be held in person, and all other such meetings may be held by teleconference or videoconference. The location of the meetings of the RBU to be held in person shall be determined by Bayer. The expenses of RBU members shall be included in Allowable Expenses. The RBU chairperson shall issue an agenda reasonably in advance of each meeting and shall appoint one (1) member to keep accurate minutes of each meeting, which appointment shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed. The RBU shall have no power to amend or waive compliance with this Agreement.
          3.7 Nektar Participation in Committees and Teams. Nektar’s membership in each of the JSC and JFC, and participation in each of Bayer’s internal GPT, GBT and RBU, shall be at its sole discretion, as a matter of right and not obligation, for the sole purpose of participation in governance, decision making and information exchange with respect to activities within the jurisdiction of such committee, team, or unit. At any time prior to the disbanding of, or withdrawing Nektar’s membership or participation in, such committee or internal team or unit pursuant to Section 3.8, Nektar shall have the right to withdraw from membership or participation in any or all of the committees, teams, or units upon thirty (30) days’ prior written notice to Bayer, which notice shall be effective as to the relevant committee, team, or unit

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specified in such notice upon the expiration of such thirty (30) day period (“Withdrawal Notice”). Following the issuance of a Withdrawal Notice for a given committee, team, or unit, (a) the applicable committee, team, or unit shall be disbanded or, if it is an internal Bayer team or unit, Nektar’s participation therein shall be withdrawn and Bayer may elect to continue such internal team or unit in its discretion, subject to this Section 3.7, (b) the decisions formerly made by the team or unit from which Nektar has elected to withdraw shall be made as set forth in Section 3.9, and (c) Nektar shall have the right to continue to receive the information it would otherwise be entitled to receive under the Agreement.
          3.8 Disbanding of Committees and Withdrawal from Teams or Units. The Parties shall have the right to disband either or both of the JSC or JFC, and/or withdraw Nektar’s participation in each of Bayer’s internal GPT, GBT and RBU, upon mutual agreement. Additionally, to the extent the applicable committee is not disbanded or Nektar’s participation in the applicable team or unit is not withdrawn pursuant to Section 3.7, such committees, teams, or units shall be automatically disbanded or Nektar’s participation therein shall be withdrawn, as applicable, as set forth below:
               (a) The JSC shall be automatically disbanded upon the later of (i) expiration or termination of the obligation to pay royalties in the Royalty Territory, or (ii) discontinuation of Commercialization activities in the Shared Territory.
               (b) The JFC shall be automatically disbanded upon the later of (i) expiration or termination of the obligation to pay royalties in the Royalty Territory, or (ii) discontinuation of Commercialization activities in the Shared Territory.
               (c) Nektar’s participation in the GPT shall be automatically withdrawn [***] years after the last to occur Regulatory Approval of the Product in the United States, Japan or Europe.
               (d) Nektar’s participation in the GBT shall be automatically withdrawn upon the later of (i) expiration or termination of the obligation to pay royalties in the Royalty Territory, or (ii) discontinuation of Commercialization activities in the Shared Territory.
               (e) Nektar’s participation in the RBU shall be automatically withdrawn upon the later of (i) expiration or termination of the obligation to pay royalties in the Royalty Territory, or (ii) discontinuation of Commercialization activities in the Shared Territory.
          3.9 Decision Making After Withdrawal from or Disbanding of Committees. If Nektar elects to withdraw from the JSC and/or the JFC under Section 3.7, or if either such committee is disbanded pursuant to Section 3.8, then after such withdrawal or disbanding, the following shall apply to decisions formerly within the jurisdiction of the committee(s) from which Nektar has withdrawn or that has been disbanded:

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               (a) Decisions formerly within the jurisdiction of the JSC shall be submitted for resolution by senior officers of each Party, subject to the decision making processes and principles set forth in Sections 3.2(c) and 3.2(d) as if Sections 3.2(c) and 3.2(d) applied to decisions to be made by such senior officers rather than to decisions to be made by the JSC.
               (b) Decisions formerly within the jurisdiction of the JFC shall be submitted for resolution by the JSC, if it then exists, or otherwise by senior officers appointed by each Party as described in Section 3.9(a).
     4. Development Program
          4.1 Project. Bayer and Nektar shall collaborate to Develop the Product. Nektar shall use Commercially Reasonable Efforts, and shall have primary control and direction in the Project for developing and Manufacturing Formulated Amikacin through the completion of Phase III Clinical Trials, developing and Manufacturing the Device, the conduct of the [***], and the completion of Phase II Clinical Trials that are ongoing as of the Effective Date. Bayer shall use Commercially Reasonable Efforts, and shall have primary control and direction in the Project, for the clinical Development of the Product except for such [***] and Phase II Clinical Trials, the preparation and submission of regulatory filings for the Product, on a worldwide basis, and further CMC development of Formulated Amikacin and the final packaging of the Product, obtaining and maintaining all Regulatory Approvals for the Product in the Shared Territory and in the Royalty Territory, and generally for the Commercialization of the Product.
          4.2 Development Plan and Development Budget.
               (a) The Development of the Product shall be governed by a global Development plan (“Development Plan”), and the costs and expenses relating to the Development of the Product shall be governed by a Development budget (“Development Budget”), the initial forms of which are attached as Exhibits 4.2(a)(i) and 4.2(a)(ii), respectively. Updates thereto made pursuant to Section 4.2(b) shall be prepared by the GPT, for approval by the JSC. Each Development Plan shall include without limitation details of all Clinical Trials to be conducted by the Parties to support Regulatory Approval in the Territory, and related time lines, as well as other material activities necessary for Development of the Product in the Territory, and shall describe the proposed overall program of Development for the Product in each applicable country, including without limitation all preclinical studies, toxicology, pharmacology studies, formulation, process development, clinical studies, and regulatory plans and other elements of obtaining Regulatory Approval in each applicable country. The Development Plan and the Development Budget shall be updated at least once (1) per year and shall cover the following three (3) year period. The Parties have prepared a portion of the initial Development Plan specifically relating to the Device and a portion of the initial Development Budget relating to the Device (“Device Budget”) as well as a portion of the initial Development Plan specifically relating to Formulated Amikacin and a portion of the initial Development

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Budget relating to Formulated Amikacin (“Drug Budget”), respectively, as of the Effective Date, which initial budgets are attached as Exhibits 4.2(a)(iii) and 4.2(a)(iv), respectively.
               (b) The GPT shall, on an annual basis, propose updates to the Development Plans and Development Budgets (including, for clarity, the Device Budget and the Drug Budget) for the following calendar year. The GPT shall submit such updated Development Plans and Development Budgets to the JSC (with such Development Budgets first being submitted to the JFC for review and endorsement), for review and approval by September 30 of each calendar year for the following calendar year. The JSC shall provide comments on each such updated Development Plan or Development Budget, as applicable, within fifteen (15) days following their submission. Within thirty (30) days following such original submission, the JSC shall either approve the Development Plan and Development Budget or approve a modified Development Plan and Development Budget prepared by the GPT and endorsed by the JFC, consistent with the objectives for the Product and the aims of the Project.
               (c) If the actual costs incurred by Bayer under the Drug Budget in meeting Bayer’s obligations as set forth on Exhibit 4.2(a)(iv) exceed the approved amount set forth in the Drug Budget, Bayer may spend such additional amounts without reimbursement from Nektar; provided that, if aggregate actual costs incurred by Bayer exceed [***] of the aggregate approved amount set forth in the Drug Budget, the Parties agree to discuss whether the economic terms between the Parties should be restructured to reflect the investment of the additional funds. If the actual costs incurred by Nektar under the Device Budget in meeting Nektar’s obligations as set forth on Exhibit 4.2(a)(iii) exceed the approved amount set forth in the Device Budget, Nektar may spend such additional amounts without reimbursement from Bayer; provided that, if aggregate actual costs incurred by Nektar exceed [***] of the aggregate approved amount set forth in the Device Budget, the Parties agree to discuss whether the economic terms between the Parties should be restructured to reflect the investment of the additional funds.
          4.3 Standard of Performance. Each Party, in performing its activities in connection with the Project, shall comply with all Applicable Laws, including without limitation where applicable, then-current GCP, GLP, and GMP.
          4.4 Subcontracting Permitted.
               (a) Bayer acknowledges and agrees that portions of the work to be performed by Nektar under the Project (including, without limitation, manufacture of the Device) may be performed on behalf of Nektar by Third Parties, provided that (i) Nektar shall first have obtained written confidentiality agreements with any such subcontractors and written assignments of, or equivalent rights under, all Patent rights and know-how that such subcontractors may develop by reason of work performed under this Agreement, (ii) Nektar may not subcontract obligations to co-promote in the Shared Territory without Bayer’s prior written consent (which consent may not be unreasonably withheld or delayed), unless the GBT has

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previously approved such subcontracting, and (iii) Nektar shall be and remain responsible to Bayer for the performance of its subcontractors.
               (b) Nektar acknowledges and agrees that portions of the work to be performed by Bayer under the Project (including, without limitation, manufacture of Formulated Amikacin for commercial use) may be performed on behalf of Bayer by Third Parties, provided that (i) Bayer shall first have obtained written confidentiality agreements with any such subcontractors and written assignments of, or equivalent rights under, all Patent rights and know-how that such subcontractors may develop by reason of work performed under this Agreement, (ii) Bayer may not subcontract obligations to co-promote in the Shared Territory, without Nektar’s prior written consent (which consent may not be unreasonably withheld or delayed), and (iii) Bayer shall be and remain responsible to Nektar for the performance of its subcontractors.
     5. Regulatory Matters
          5.1 Pharmacovigilance Agreement. The Parties shall, within sixty (60) days after written request by the JSC, convene a meeting to negotiate in good faith the terms and conditions of a pharmacovigilance agreement (“Pharmacovigilance Agreement”), which shall establish all material economic, regulatory, business and technical terms under which the Parties shall collect, monitor, research, assess and evaluate information from healthcare providers and patients on the adverse effects, if any, of Formulated Amikacin, the Device and the Product, with a view to identifying new information about hazards associated with Formulated Amikacin, the Device and the Product and preventing harm to patients. Within ninety (90) days after the commencement of those negotiations, the Parties shall exercise Commercially Reasonable Efforts to execute a mutually satisfactory Pharmacovigilance Agreement.
          5.2 Preparation of Regulatory Filings. Each Party, at such Party’s sole cost and expense unless otherwise provided for herein, shall be responsible for preparing, filing, and maintaining, and shall own, the regulatory filings relating to the Product as set forth below:
               (a) At its expense, Nektar shall use Commercially Reasonable Efforts to prepare and maintain DMFs covering the Device, and Nektar shall own any such DMFs. Nektar shall also use Commercially Reasonable Efforts to prepare and maintain DMFs covering Formulated Amikacin and the Product; provided, however, that the Party conducting Manufacturing for Commercialization of the Formulated Amikacin and Product shall own and maintain any such DMFs, it being understood and agreed that during the term hereof, such Manufacture of Formulated Amikacin and Product may be conducted by Bayer. During the term of this Agreement, Nektar grants to Bayer and its Sublicensees a right of reference to the DMFs for the Device owned by Nektar to the extent necessary for, and for the purposes of, preparing, filing or maintaining INDs, NDAs, MAAs and other regulatory filings relating to the Product in the Shared Territory or the Royalty Territory, including without limitation CMC Data. Nektar shall share with Bayer relevant CMC Data (redacted, if deemed necessary in Nektar’s reasonable

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opinion) portions of such DMFs, with the right to inspect, upon Bayer’s request. The Party that owns a DMF shall be responsible for all interactions with Regulatory Authorities relating to such DMF. The foregoing notwithstanding, all Information required by Bayer for regulatory filings will be provided to Bayer by Nektar for all countries where such filings are required.
               (b) At its expense, Bayer, its Affiliates and its Sublicensees shall use Commercially Reasonable Efforts to prepare, obtain and maintain all regulatory dossiers and Regulatory Approvals covering the Product in the Territory, and shall provide Nektar, [***], with a copy of all documents included in such regulatory dossiers and Regulatory Approvals. Except as provided in Section 5.2(a), Bayer or its designee shall be the owner of all such filings and shall be responsible for all interactions with Regulatory Authorities relating thereto; provided, however, that at all times during the term hereof, Nektar shall have the opportunity to participate in all meetings and other communications with Regulatory Authorities relating to the Product, [***]. In addition to Bayer’s other obligations under this Section 5.2(b), Bayer shall keep Nektar informed, on a regular basis (but no less frequently than quarterly) of regulatory filings related to the Product.
               (c) During the term of this Agreement, Bayer grants to Nektar a right of reference (including, without limitation, the right to inspect) to the CMC Data pertaining to the Product or for Nektar’s use in applications within the Field that do not conflict with Nektar’s covenants set forth in Section 2.5.
          5.3 Notice of Communication with Regulatory Authorities. Bayer shall be responsible for reporting all adverse events and handling all complaints and communications (including without limitation with Regulatory Authorities) relating to the Product, except in those countries where the CE Mark owner for the Device is required to communicate Device pharmacovigilance directly to Regulatory Authorities (in which case Nektar shall report all adverse events and handle all complaints and communications, including without limitation with Regulatory Authorities, relating to the Device). Except as otherwise provided for in this Section 5.3, each Party shall provide quarterly summaries to the other Party of any oral or written communications to or from Regulatory Authorities on matters related to the Product or which may reasonably be deemed to impact Product Development, manufacture, Commercialization or Regulatory Approval. Notwithstanding the foregoing, if Nektar Manufactures Device or Formulated Amikacin at any time during the term of this Agreement, then Bayer shall notify Nektar of any oral communications, and provide Nektar with copies of any written communications, to or from Regulatory Authorities on matters related to the Device or Formulated Amikacin, as applicable, or which may reasonably be deemed to impact Device or Formulated Amikacin, as applicable, within three (3) business days of receipt of such communication, or such earlier date as required by Applicable Law or Regulatory Authority. Moreover, in each such case, Bayer shall give Nektar reasonable opportunity to review and comment on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto, and provide Nektar with a copy of the final response as specified herein.

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          5.4 Regulatory Compliance.
               (a) Each of Nektar and Bayer shall reasonably cooperate with the other Party in its efforts toward ensuring that all government price and gift reporting, sales, marketing and promotional practices with respect to the Product meet the standards required by Applicable Laws, including without limitation state and federal laws and regulations, as well as applicable guidelines concerning the advertising of prescription drug products, the OIG Compliance Guidance Program, the American Medical Association (the “AMA”) Guidelines on Gifts to Physicians, the PhRMA Code, and the ACCME Standards.
               (b) Each of Nektar and Bayer shall provide its employees and its contract sales force, if any, involved in sales, marketing, promotion, or price or gift reporting for the Product appropriate training on proper marketing and sales techniques. Such training will include, among other topics, FDA requirements and other state and federal regulations and guidelines concerning the advertising of prescription drug products, the OIG Compliance Guidance Program, the AMA Guidelines on Gifts to Physicians, the PhRMA Code, and the ACCME Standards. If requested by the other Party, each of Nektar and Bayer shall provide a written description of the training to the other Party no less frequently than on an annual basis.
               (c) Nektar shall provide to Bayer upon request copies of all Nektar documents that are related to the pricing issues addressed in the CIA and other price reporting obligations of Bayer under Applicable Laws. This will include, but is not necessarily limited to, a list of all research and continuing medical education grants, the date of the grant, the amount of the grant, and, if requested by Bayer, the rationale for the grant.
               (d) Each of Nektar and Bayer shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other Party in order to comply with the relevant provisions of the Medicare Modernization Act and any other Applicable Laws, including without limitation reporting requirements, in a timely and appropriate manner. Bayer shall ensure that its reporting to the Centers for Medicare and Medicaid Services and other federal and state healthcare programs related to the Product is true, complete and correct in all respects; provided, however, that Bayer shall not be held responsible for submitting erroneous reports if such deficiencies result from information provided by Nektar which itself was not true, complete and correct.
               (e) Nektar shall endeavor to prepare and provide to Bayer any data or other information covered by this Section 5.4 in accordance with methodologies specified by Bayer, and shall advise Bayer if there is any respect in which it has been unable to do so. If Nektar has a question about whether a specific transaction or other event needs to be reported to Bayer pursuant to this Section 5.4, Nektar’s obligation shall be satisfied by delivery of a true, complete and correct report of such transaction or other event, without a determination as to the proper reporting or legal characterization of such matter.

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               (f) Bayer shall notify Nektar in advance of submission of any material information provided by Nektar pursuant to this Section 5.4 that Bayer proposes to submit to any governmental entity. Bayer further agrees to seek confidential treatment of any such information relating to Nektar that it submits to any governmental entity to the extent permitted under the CIA and any Applicable Laws.
               (g) Nektar and Bayer shall confer with each other on a regular basis to discuss and compare their respective procedures and methodologies relating to each Party’s compliance with any Applicable Laws or fulfillment of any other obligation contained in this Section 5.4. In the event that the Parties have different understandings or interpretations of this Section 5.4 or of the applicability of or standards required by any Applicable Law, then the Parties shall confer and seek to reach common agreement on such matters.
          5.5 Regulatory Documentation. Bayer shall own and retain all right, title and interest in and to all Regulatory Approvals and all regulatory documentation with respect to the Product, excluding the DMF for the Device and CE Mark therefor (and equivalents of the foregoing).
          5.6 Transfer of IND. Within ninety (90) days after the Effective Date, Nektar shall transfer the existing IND for the Product to Bayer; provided, however, that any DMFs for the Device shall remain with Nektar as provided for in Section 5.2(a).
          5.7 Product Recall. The Manufacturing and Supply Agreement shall contain standard provisions acceptable to both Parties regarding (a) a Regulatory Authority’s issuance or request of a recall or similar action in connection with the Product and (b) either Party’s determination that an event, incident or circumstance has occurred which may result in the need for a recall or market withdrawal.
          5.8 Conformité Europeen Mark. Subject to Applicable Law, Nektar shall apply for, maintain and be responsible for all obligations associated with the Conformité Europeen Mark for the use of the Device with the Product.
          5.9 Cooperation. Nektar shall reasonably cooperate with Bayer in providing data and other information generated in connection with Clinical Trials conducted by or on behalf of Nektar for the Product prior to or after the Effective Date.
     6. Diligence
          6.1 Bayer shall use Commercially Reasonable Efforts to Develop and Commercialize the Product in the Territory in accordance with the terms of this Agreement. Nektar shall use Commercially Reasonable Efforts to perform its obligations set forth in the Development Plan and Commercialization Plan or as otherwise set forth in this Agreement.

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Commission. Confidential Treatment Requested Under
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     7. Commercialization
          7.1 Commercialization Plan and Commercialization Budget in the Shared Territory.
               (a) The GBT shall submit the first draft Commercialization Plan and first draft Commercialization Budget to the JSC for review and approval by a date to be established by the JSC. It is understood that such drafts may contain open issues and identify areas wherein more information is needed to complete the drafts and to prepare a more complete Commercialization Plan and Commercialization Budget. Within a time frame necessary to meet the Parties’ respective internal budget submission deadlines, the GBT, after taking into consideration the comments of the JSC, will prepare a more complete Commercialization Plan and Commercialization Budget for submission to the JSC for its review and approval.
               (b) By or before September 30, 2007, the GBT shall develop, and the JSC shall review and approve, in accordance with Section 3.2(b) a three (3) year commercialization plan (the “Commercialization Plan”) for the Product for the Shared Territory, which shall include but not be limited to (i) details regarding demographics, market dynamics, and market strategies in the Shared Territory for the Product and patient population, estimated launch dates in the Shared Territory, and sales and expense forecasts in the Shared Territory, and (ii) a marketing plan (including without limitation pricing strategies pertaining to discounts and samples) for the Shared Territory, health economics studies to be performed or other payor related and studies required to determine or evaluate the impact of health economic studies, and other payor related studies on potential prices for the Product. By or before September 30, 2007, the GBT shall develop and submit to the JFC for review and endorsement, and the JSC shall review and approve, in accordance with Section 3.2(b), a three (3) year commercialization budget (“Commercialization Budget”) for Commercialization of the Product, including without limitation the Third Parties to be utilized in such activities and the arrangements with them that have been or are proposed to be agreed upon. Each Commercialization Budget for the Shared Territory shall include without limitation a budget of the expenses expected to be incurred in connection with performing the Commercialization Plan, including without limitation Pre-Launch Costs and Allowable Expenses in the Shared Territory. The Commercialization Plan and the Commercialization Budget shall be updated at least once (1) per year and shall cover the following three (3) year period.
               (c) Any significant proposed change in any Commercialization Plan during the course of the year will be communicated promptly to the JSC for its approval, and any significant proposed change in any Commercialization Budget during the course of the year will be communicated promptly to the JFC for its endorsement. In addition, the GBT shall provide an update on each Commercialization Plan and Commercialization Budget to the JSC and JFC, respectively, in a manner consistent (with respect to timing and content) with such updates as are reported internally by Bayer on its existing products at such time.

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               (d) Budgetary Disputes. For Commercialization activities in the Shared Territory for which a Party is designated “Lead” in Exhibit 3.2, such Party may determine that costs for such activities under the Commercialization Plan may be incurred that exceed the amount specified in the Commercialization Budget for such activities (excluding the [***]) by up to [***]. In such case, such excess costs will be included in Allowable Expenses. For Commercialization activities in the Shared Territory for which a Party is designated “Lead” in Exhibit 3.2, if such Party desires to propose that costs for such activities under the Commercialization Plan should be incurred that exceed the amount specified in the Commercialization Budget for such activities (excluding the [***]) by more than [***], such excess costs will not be included in Allowable Expenses, but the Parties shall discuss the basis for such proposal and whether the economic terms between the Parties should be restructured to reflect the potential investment of such additional funds.
          7.2 Launch Plan and Launch Budget for the Shared Territory.
               (a) Each Commercialization Plan and Commercialization Budget shall be updated by the GBT, in advance of the Commercial Launch of the Product in the Shared Territory, to include without limitation a launch plan (the “Launch Plan”) and launch budget (the “Launch Budget”) for launch and the three (3) year period following the Commercial Launch date. Each such Launch Plan and Launch Budget shall be developed by the GBT, submitted to the JFC for review and endorsement, and presented to the JSC for review and approval.
               (b) The GPT shall estimate for each country a realistic date for Regulatory Approval of the Product by the relevant Regulatory Authority, and the GBT will use this estimated date to submit its Launch Plan at least six (6) months prior to the estimated Regulatory Approval date to the JSC. By September 30 of each calendar year thereafter, if not yet executed, each Launch Plan and Launch Budget for the Product shall be updated by the GBT, submitted to the JFC for review and endorsement, and presented to the JSC for review and approval.
               (c) Each Launch Plan shall include without limitation (i) updated market and sales forecasts in units and estimated revenues of the Product for the three (3) year period following Commercial Launch of the Product in the Shared Territory, (ii) estimated resource requirements for the Product in the Shared Territory, and (iii) such other matters deemed appropriate by the GBT.
               (d) Each Launch Budget shall include without limitation a breakdown of individual Allowable Expense items expected to be incurred in connection with performing the applicable Launch Plan, detailed sufficiently to meet the requirements of the Parties’ respective management and auditors for reporting and controlling, and shall include without limitation all related Pre-Launch Costs.

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Commission. Confidential Treatment Requested Under
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          7.3 [***]. Nektar shall provide [***] (“[***]”) to support the use of the Product in hospitals and other centers of care in the Shared Territory, with approximately [***] Bayer sales representatives, or the ratio set forth in the Commercialization Plan. Bayer shall be responsible for performing all other marketing, sales, and promotion activities in the Shared Territory, including without limitation providing a promotional sales force. The Parties will mutually agree upon the size and scope of responsibilities of Nektar’s [***]. The activities of Bayer’s promotional sales force and Nektar’s and Bayer’s [***] shall be conducted in accordance with Bayer’s policies and the Launch Plan and the Commercialization Plan. The expenses of Nektar’s [***] shall be included in Allowable Expenses.
          7.4 [***]. Bayer and Nektar shall each provide [***] (“[***]”), who will be responsible for medical education and supporting physicians and scientists for the Product in the Shared Territory, all in accordance with the Commercialization Plan. The expenses of Bayer’s and Nektar’s [***] shall be included in Allowable Expenses.
          7.5 Sales Representative Compliance. Each of Bayer and Nektar agrees to provide regular healthcare compliance training to its employees involved in the sales, marketing, promotion of, or price reporting for, the Product as appropriate and necessary that meets the training requirements and standards established by the GBT, and that will, at a minimum, cover the content and frequency of the training required by the CIA, Applicable Laws and all industry standards (including without limitation PhRMA Code and OIG guidance). Each of Bayer and Nektar agrees that any employees involved in the sales, marketing, promotion of, or price reporting for, the Product shall not have any legal or regulatory disqualifications, bars or sanctions in contravention of the CIA or any other requirement of Applicable Laws.
          7.6 Commitment in the Shared Territory. Bayer sales representatives in the Shared Territory will spend at least [***] of their overall working time promoting the Product in the Shared Territory (for a total effort by Bayer of at least [***] full-time equivalents (“FTEs”) per year) over each of the first [***] years after Commercial Launch in the Shared Territory. Nektar’s [***] in the Shared Territory will spend at least [***] of their overall working time promoting the Product in the Shared Territory (for a total effort by Nektar of at least [***] FTEs per year) over each of the first [***] years after Commercial Launch in the Shared Territory. For clarity, any portion of their overall working time that the foregoing FTEs spend on promotion of products other than the Product shall not be included in Allowable Expenses. The JFC shall designate an appropriate methodology for effecting an allocation of promotional efforts made by any of the foregoing FTEs between the Product and other products.
          7.7 Packaging; Bayer and Nektar Marks. Bayer shall be responsible for all packaging (non-commercial and commercial) and labeling of the Product. To the extent allowed by Applicable Law and consistent with Bayer’s internal Trademark policy as to size, location and prominence, all Product labeling and packaging, including without limitation Device packaging and package inserts and any promotional materials associated with the Product shall carry, in a conspicuous location, the Trademark of Nektar, subject to Bayer’s reasonable

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approval of the size, position, and location thereof on the Product or its components; provided such Trademark of Nektar shall be displayed in equal size and prominence as Bayer’s Trademarks. Such Trademark shall be in addition to the Trademarks of Bayer. Further, such labeling and packaging and any promotional materials associated with the Product or the Device shall carry, in a conspicuous location, a Patent notice in accordance with and when required by the Applicable Laws of the country in which (a) the Product is sold, and (b) a claim in a Patent included in the Nektar Patent Rights or a Patent Controlled by Bayer covering the Product exists (including without limitation, in each case, Joint Patent Rights). Nektar and Bayer authorize the use of their respective Trademarks pursuant to this Section 7.7.
          7.8 Promotion in [***].
               (a) If Nektar develops reasonable promotional and selling capabilities within [***] within [***] years following Commercial Launch in [***], then Nektar shall have the first right to discuss with Bayer the terms under which Nektar would provide [***] or other promotional and sales support for the Product in [***].
               (b) Prior to entering into any agreement with a Third Party relating to promotion or sale of the Product in [***], Bayer shall first notify Nektar in writing, and Nektar shall have the exclusive right (if it has reasonable promotional and selling capabilities), for a period of [***] days, to negotiate in good faith the terms of an agreement whereunder Nektar would obtain the right to provide [***] and/or other promotional sales and support for the Product in [***]. After such period, if the Parties do not execute a definitive agreement governing such promotion or sales rights, Bayer shall be free to negotiate with Third Parties the terms under which such Third Parties would obtain such rights in [***], and Bayer may enter into a binding agreement with any such Third Party regarding promotion or sale of the Product in [***]; provided that the material terms of any such agreement, taken as a whole, are more favorable to Bayer than the terms last proposed by Nektar.
     8. Payment Obligations
          8.1 Research and Development Funding. The Parties shall perform Development activities to develop and support Regulatory Approval of the Product pursuant to the Development Plan and Development Budget. Subject to the oversight of the GPT and endorsement by the JFC and compliance with the Development Plan:
               (a) Bayer shall be solely responsible for, [***], all costs and expenses incurred in connection with the clinical Development of the Product (other than the [***] and Phase II Clinical Trials that are ongoing as of the Effective Date), the preparation and submission of regulatory filings for the Product, on a worldwide basis, further CMC development of Formulated Amikacin and the final packaging of the Product, obtaining and maintaining all Regulatory Approvals for the Product in the Shared Territory and in the Royalty Territory, and generally for the Commercialization of the Product. If Bayer does not take over clinical supply

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Commission. Confidential Treatment Requested Under
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manufacturing of the Product, it will reimburse Nektar for costs of the Product formulation development activities as set forth in Exhibit 4.2(a)(iv).
               (b) Nektar shall be solely responsible for, [***], all costs and expenses incurred in connection with all further Development of the Device conducted through completion of Phase III Clinical Trials.
               (c) Each Party shall provide reasonable assistance and technical expertise as necessary to transfer appropriate technology to support Development of the Product under the Agreement. Such assistance may include the grant of appropriate rights of access and reference to regulatory filings to enable the Parties to assume responsibility for Development of the Product, and participation in meetings with regulatory agencies with respect to the Product. The costs and expenses of all such assistance and transfer of technical expertise by Nektar to Bayer shall be borne solely by Bayer.
               (d) [***] Costs that are included in the Commercialization Plan and Commercialization Budget shall be included in Allowable Expenses; provided, however, that, if the portion of any [***] Costs for which Nektar is responsible according to its share of Product Profit and Loss pursuant to Section 8.2(b) that are included in the Commercialization Plan and Commercialization Budget exceeds [***], any additional [***] Costs shall not be included in Allowable Expenses and shall be borne solely by Bayer. Bayer shall solely bear any [***] Costs in the Royalty Territory, and any [***] Costs in the Shared Territory shall be included in Allowable Expenses.
          8.2 Shared Territory Pre-Launch Costs; Profit-Sharing.
               (a) Pre-Launch Costs. The Parties shall share all Pre-Launch Costs in the Shared Territory pursuant to a methodology and time line set forth in the Commercialization Plan and Commercialization Budget. Such methodology and time line will be established within ninety (90) days after the Effective Date. The ratio of such sharing shall be as follows: Bayer shall bear [***] of such costs, and Nektar shall bear [***] of such costs.
               (b) Product Profit and Loss.
                    (i) Subject to Section 8.2(b)(ii) and Section 8.2(b)(iii)(x), commencing upon Regulatory Approval of the Product in the Shared Territory, the Parties shall share all Product Profit and Loss on sales of the Product in the Shared Territory for as long as the Product is being sold in the Shared Territory as follows: Bayer shall receive or bear, as applicable, fifty-two percent (52%) of Product Profit and Loss, and Nektar shall receive or bear, as applicable, forty-eight percent (48%) of Product Profit and Loss. Exhibit 8.2(b)(i) contains an example of the Product Profit and Loss calculation methodology applicable to Net Sales of the Product under this Section 8.2(b)(i).

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Commission. Confidential Treatment Requested Under
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                    (ii) Nektar may elect to opt out of sharing Product Profit and Loss upon written notice to Bayer no later than [***] months prior to the anticipated first Commercial Launch in the Shared Territory, in which case Nektar shall thereafter have no responsibility to bear any Pre-Launch Costs or Allowable Expenses, and shall not be entitled to share Product Profit and Loss. Bayer shall thereafter treat the Shared Territory as the Royalty Territory for purposes of the payments to be made under Section 8.4(a), (b), (c), (e) and (f) and Sections 8.5-8.10 (but not for purposes of Section 8.4(d)), provided that the Net Sales in the Shared Territory shall not be aggregated with Net Sales in the Royalty Territory for purposes of payments to be made under Section 8.4(a), and further provided that the royalty rate applicable to the Shared Territory under Section 8.4(a) shall be fixed at thirty percent (30%) of annual Net Sales in the Shared Territory (subject to any applicable [***] under Sections 8.2(b)(iii)(y), 8.2(c)(ii) or 8.4(b)). The royalties due under this Section 8.2(b)(ii) shall continue from the date of Commercial Launch in the Shared Territory until the later of: (A) ten (10) years thereafter; or (B) the expiration date (or the effective date of any lapse, abandonment or dedication to the public use) of the last Valid Claim covering the Product, or covering the importation, Manufacture, use, offer for sale or sale of the Product, in the Shared Territory. If Nektar opts out of sharing Product Profit and Loss pursuant to this Section 8.2(b)(ii), (1) Nektar shall thereafter be solely responsible for the payment of all amounts [***], and (2) all of the Parties’ payment obligations, other than those relating to Product Profit and Loss and Allowable Expenses, as set forth in this Agreement will continue to apply. For clarity, milestone payments payable by Bayer to Nektar pursuant to Section 8.4(d) shall not accrue based on sales of the Product in the Shared Territory.
                    (iii) In the event that:
                         A. [***]; and
                         B. [***];
then thereafter for so long as there is [***]: (x) the Parties shall not share Product Profit and Loss in accordance with the percentages set forth in Section 8.2(b)(i), but instead shall share all Product Profit and Loss in the Shared Territory as follows: Bayer shall receive [***] of Net Sales and Net Sublicense Revenues and bear [***] of Allowable Expenses, and Nektar shall receive [***] of Net Sales and Net Sublicense Revenues and bear [***] of Allowable Expenses, or (y) in the event that Nektar opts out of sharing Product Profit and Loss under Section 8.2(b)(i), then after such time as Nektar has opted out of sharing Product Profit and Loss pursuant to Section 8.2(b)(ii), the royalty rate on royalties due under Section 8.2(b)(ii) shall be [***]. Notwithstanding the foregoing, [***], then this Section 8.2(b)(iii) shall apply again. Exhibit 8.2(b)(iii) contains an example of the Product Profit and Loss calculation methodology under Section 8.2(b)(iii)(x).

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Commission. Confidential Treatment Requested Under
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               (c) [***] Expenses.
                    (i) The expenses Nektar shall be entitled to include in Allowable Expenses in the calculation of Product Profit and Loss for payments [***] with respect to the Shared Territory shall not exceed [***] of Net Sales of the Product in the Shared Territory for [***] and shall not exceed [***] of Net Sales of the Product in the Shared Territory for [***]. Other than with respect to the foregoing, as between the Parties, Nektar shall be solely responsible for the payment of all other amounts [***] with respect to the Shared Territory, including, without limitation, payments resulting from “[***], and such amounts shall not be included in Allowable Expenses.
                    (ii) [***].
               (d) Method and Timing of Payments. Within [***] days after the end of each of the [***] calendar quarters, and [***] days after the end of the [***] calendar quarter, of each calendar year following Commercial Launch in the Shared Territory: (i) Bayer shall report to Nektar and the JSC as outlined in Exhibit 1.8 Bayer’s gross revenues and individual Allowable Expense items (each with appropriate supporting information) necessary for the computation of Product Profit and Loss for such quarter, and (ii) Nektar shall report to Bayer and the JSC as outlined in Exhibit 1.8 Nektar’s individual Allowable Expense items (with appropriate supporting information) necessary for the computation of Product Profit and Loss for such quarter. The reports and payments due pursuant to this Section 8.2(d) for each calendar quarter shall include any reconciliations and adjustments with respect to previous quarters necessary to effect the sharing of Product Profit and Loss set forth in Section 8.2(b). In the event that the Allowable Expenses are greater than the sum of Net Sales and Net Sublicense Revenues for a particular quarter, the difference shall be deemed a loss, which shall be allocated to each Party in accordance with Section 8.2(b)(i) or 8.2(b)(iii)(x). Payments (including any reconciling payments for previous quarters) shall be made for each calendar quarter within [***] days after the reports are due and received from the Parties by Bayer or Nektar as applicable to effect the Parties’ sharing of Product Profit and Loss as set forth in this Section 8.2.
          8.3 Milestone Payments. Bayer shall make the following non-refundable, non-creditable Milestone Payments (the “Milestone Payments”) to Nektar, with respect to the Product, within [***] days after achievement of the relevant milestone for the Product. The milestones in this Section 8.3 are cumulative, such that under no circumstances is any single Milestone Payment to be deemed in lieu of, or to be substituted for, another Milestone Payment. For clarity, each milestone in this Section 8.3 is payable by Bayer to Nektar only once with respect to the achievement of any milestone under this Agreement.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Milestone Event	Payment
(millions of Dollars)
(i) Effective Date (reimbursement by Bayer [***])	$50*
(ii) [***]	$10**
(iii) [***]	$[***]
(iv) [***]	$[***]
(v) [***]	$[***]
(vi) [***]	$[***]
(vii) [***]	$[***]
(viii) [***]	$[***]

*	$10 million of this payment shall be repaid to Bayer if Bayer terminates this Agreement within thirty (30) days following delivery by Nektar to Bayer of the final report for the [***].

**	This milestone payment shall be used by Nektar to reimburse Bayer’s Development Costs of conducting any Phase III Clinical Trial in the Territory. Bayer shall invoice Nektar quarterly for such Development Costs as such costs are incurred pursuant to the Development Budget commencing with the calendar quarter immediately following the calendar quarter in which the first Phase III Clinical Trial Commences. Bayer shall provide to Nektar with such invoice documentation reasonably acceptable to Nektar evidencing such Development Costs, and Nektar shall have the right to verify any such Development Costs. Nektar shall pay such invoiced amounts within [***] days after its receipt of an invoice. If Bayer terminates this Agreement before such milestone payment is fully applied to reimburse such costs, Nektar shall have the right to retain any remaining portion of such milestone payment not applied to reimburse such costs as of the effective date of such termination.
          8.4 Royalties in the Royalty Territory.
               (a) In addition to any amounts due to Nektar under Sections 8.1, 8.2 and 8.3, and subject to the other provisions of this Section 8.4 and the terms and conditions of this Agreement, in consideration for the grant of the license under the Nektar Patent Rights and Nektar Know-How to Bayer under Section 2.1(a), Bayer shall pay Nektar non-refundable and non-creditable incremental royalties in the Royalty Territory based on the aggregate annual Net Sales of all Product sold in all countries in the Royalty Territory in a calendar quarter to Third Parties by or on behalf of Bayer, its Affiliates or Sublicensees, in which, and for so long as, the Product or the manufacture, use, sale, offer for sale, or importation of the Product would infringe a Valid Claim or constitute a misappropriation of the Nektar Know-How in such country in the absence of such license, according to the following royalty rates (for the purposes hereof,

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
“annual” means any complete calendar year period beginning on January 1 and ending on December 31):

Annual Royalty Rate	Annual Net Sales in the Royalty Territory
(millions of Dollars)
14% of the amount between	$[***]
[***]% of the amount between	>$[***]
[***]% of the amount between	>$[***]
[***]% of the amount between	>$[***]
30% of the amount	>$[***]
Exhibit 8.4(a) contains an example of the royalty calculation methodology applicable to Net Sales of the Product under Section 8.4(a).
               (b) In the event that there is no Valid Claim covering the Product, or covering the importation, Manufacture, use, offer for sale or sale of the Product in a given country in the Royalty Territory, then the applicable royalty rates under Section 8.4(a), subject to any [***] under Sections 8.4(e) and/or 8.4(f), in such country shall be [***].
Exhibit 8.4(a) contains an example of the royalty calculation methodology applicable to Net Sales of the Product under Section 8.4(b).
               (c) The royalties due under Sections 8.4(a) and 8.4(b) shall continue on a country-by-country basis, from the date of Commercial Launch of the Product in such country until the later of: (i) ten (10) years thereafter; or (ii) the expiration date (or the effective date of any lapse, abandonment or dedication to the public use) of the last Valid Claim covering the Product, or covering the importation, Manufacture, use, offer for sale or sale of the Product, in such country. The royalty rates at which Bayer is obligated to pay royalties under this Section 8.4(c) are determined by the percentages set forth in Sections 8.4(a) and 8.4(b), such that at any point in time during which Bayer has a royalty payment obligation under Sections 8.4(a) or 8.4(b), the royalty rate shall be determined on a country-by-country basis by whether or not there is Valid Claim covering the Product, or the importation, Manufacture, use, offer for sale or sale of the Product, in such country.
               (d) Additional Royalty Payments. The following one-time additional royalty payments will also be paid by Bayer to Nektar within [***] days after the delivery of the report under Section 8.5 demonstrating the first occurrence of each of the following events:

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Event	Payment
(millions of Dollars)
First time that Net Sales in the Royalty Territory in a calendar year [***]	$[***]
First time that Net Sales in the Royalty Territory in a calendar year [***]	$[***]
First time that Net Sales in the Royalty Territory in a calendar year [***]	$[***]
First time that Net Sales in the Royalty Territory in a calendar year [***]	$[***]
First time that Net Sales in the Royalty Territory in a calendar year [***]	$[***]
All of the additional royalty payments made under this Section 8.4(d) are non-refundable and non-creditable, and each such payment is payable only once.
               (e) Nektar shall be solely responsible for the payment of all amounts [***] with respect to the Royalty Territory. [***].
               (f) On a country-by-country basis, in the event that:
                    (i) [***]; and
                    (ii) [***];
then thereafter for so long as there is [***], the royalty rate in such country as calculated in accordance with Section 8.4(a) shall be [***] for annual Net Sales in the Royalty Territory less than or equal to [***], and (2) [***] for annual Nets Sales in the Royalty Territory greater than [***]. Notwithstanding the foregoing, if at any point [***], then this Section 8.4(f) shall apply again.
          8.5 Payments. Payments due under Section 8.4(a) shall be paid not later than [***] calendar days following the end of each calendar quarter with respect to Net Sales in such quarter. Each payment under this Section 8.5 shall be accompanied by a written report showing, on a country-by-country basis, (a) the calendar quarter for which such payment applies, (b) the amount billed to Third Parties for the Product during such quarter, (c) the total deductions from

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
the amount billed to arrive at Net Sales, (d) the quantities of all Product sold, and (e) the amount of royalties due. Any late payments under this Agreement shall bear interest at the prime rate of interest as reported on the first business day following the date payment is due in the “Money Rates” section of The Wall Street Journal (Eastern United States Edition).
          8.6 Currency of Payment. All payments to be made under this Agreement shall be made in Dollars. Net Sales made in foreign currencies shall be converted into Dollars using the average of the month end daily currency exchange rates set forth in The Wall Street Journal (Eastern United States Edition) for each of the three calendar months included in the calendar quarter in which such Net Sales were made. All such converted Net Sales and cost items shall be consolidated with U.S. Net Sales for each calendar quarter and the applicable payments determined therefrom.
          8.7 Single Royalty. Royalties payable under Section 8.4(a) or (d) will be payable only once with respect to a particular unit of the Product and will be paid only once regardless of the number of Patents applicable to such Product. If royalties are payable for the Product under Section 8.4(a), no royalties will be payable for the Product under Section 8.4(b). For clarity, all royalties due under the royalty-bearing licenses in Sections 2.1(a)(i), 2.1(a)(iii) and 18.7(b) are accounted for under the terms of this Agreement and no additional royalties are payable with respect to Sections 2.1(a)(i), 2.1(a)(iii) and 18.7(b).
          8.8 Sublicensing. In the event Bayer grants a sublicense under Section 2.1 to a Sublicensee to make, use, import, offer to sell or sell the Product, such sublicenses shall require the Sublicensee to account for and report its Net Sales of the Product on the same basis as if such sales were Net Sales of the Product by Bayer, and Bayer shall pay royalties on such sales as if the Net Sales of the Sublicensees were Net Sales of Bayer.
          8.9 Accounting.
               (a) For the purposes of determining all costs and expenses hereunder, any cost or expense allocated by either Party to a particular category for the Product shall not also be allocated to another category for such Product, and any cost or expense allocated to the Product in a particular country shall not be allocated or allocable to another product of such Party in such country or the same Product in a different country.
               (b) Each Party agrees to determine Net Sales, Allowable Expenses, Patent costs, Trademark Expenses and Pre-Launch Costs with respect to the Product using its standard accounting procedures, consistent with GAAP or IFRS or IAS to the extent practical as if the Product was a solely owned product of each Party, except as specifically provided in this Agreement. In the case of amounts to be determined by Third Parties (for example, Net Sales by Sublicensees), such amounts shall be determined in accordance with GAAP or IFRS or IAS in effect in the country in which such Third Party is engaged. The Parties also recognize that such procedures may change from time to time and that any such changes may affect the definition of

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
Net Sales, Allowable Expenses, or Pre-Launch Costs. The Parties agree that, where such changes are economically material to either Party, adjustments shall be made to compensate the affected Party in order to preserve the same economics as are reflected under this Agreement under such Party’s accounting procedures in effect prior to such change (for example, Development or Commercialization). Where the change is or would be material to one Party, the other Party shall provide an explanation of the proposed change and an accounting of the effect of the change on the relevant revenue, cost, or expense category.
               (c) In the event of the payment or receipt of non-cash consideration in connection with the performance of activities under this Agreement, the Party engaging in such non-cash transaction shall advise the JFC of such transaction, including without limitation such Party’s assessment of the fair market value of such non-cash consideration and the basis therefor. Such transaction shall be accounted for on a cash equivalent basis, as mutually agreed by the Parties in good faith.
          8.10 Withholding Tax. Any Party required to make a payment to any Party under this Agreement shall be entitled to deduct and withhold from the amount otherwise payable such amounts to the extent it is required to deduct and withhold with respect to such payment under any provision of federal, state, local or foreign tax law. Such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Party on whose behalf it was withheld. No deduction shall be made to the extent the paying Party is timely furnished with necessary documents certifying that the payment is exempt from tax or subject to a reduced tax rate.
     9. Manufacture and Supply of Amikacin and the Device
          9.1 Manufacturing and Supply Agreement.
               (a) Negotiation. The Parties shall, within sixty (60) days after written request by the JSC, convene a meeting to negotiate in good faith the terms and conditions of a manufacturing and supply agreement (“Manufacturing and Supply Agreement”) which shall establish all material economic, quality, safety, business and technical terms under which Nektar shall supply to Bayer all of Bayer’s forecasted requirements of the Device. Within ninety (90) days after the commencement of those negotiations, the Parties shall exercise Commercially Reasonable Efforts to execute a mutually satisfactory Manufacturing and Supply Agreement.
               (b) Commercial Manufacturing and Supply. In connection with any Manufacturing and Supply Agreement entered into pursuant to this Agreement, Bayer shall provide Formulated Amikacin for commercial supply of the Product and shall be responsible for final packaging of Formulated Amikacin with the Device. Bayer’s cost for the Device, Formulated Amikacin, and final Product packaging for commercial supply for the Shared Territory shall be included in Allowable Expenses. Nektar shall supply the Device for use in the Manufacture of commercial supplies of the Product to Bayer, at a price for the Shared Territory

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
equal to Nektar’s Fully Burdened Manufacturing Cost therefor, and at a price for the Royalty Territory equal to one hundred thirty (130%) of Nektar’s Fully Burdened Manufacturing Cost therefor. In the event that the amount Bayer pays to Nektar for the Device in the Royalty Territory [***] in accordance with the dollar amounts and time schedule to be set forth in the Manufacturing and Supply Agreement, such agreement would specify that Bayer would have the right to [***] for commercial supply of the Device to provide reasonable accommodation for the [***], provided that in no event would the purchase price for the Device be less than [***] of Nektar’s Fully Burdened Manufacturing Cost therefor. All amounts paid by Bayer to Nektar for commercial supply of the Device for the Shared Territory, and Bayer’s Cost of Goods Sold (as defined in Exhibit 1.8) for manufacturing Formulated Amikacin, and performing final packaging and labeling of the Product, for commercial supply in the Shared Territory, will be included in Allowable Expenses.
          9.2 Clinical Manufacturing and Supply. Bayer shall pay Nektar, on an ongoing basis, for the supply of the Device and Formulated Amikacin for use in Clinical Trials of the Product at a price equal to Nektar’s Fully Burdened Manufacturing Cost thereof. Payments due under this Section 9.2 shall be paid not later than [***] days after the date of invoice by Nektar therefor. Within ninety (90) days after the Effective Date, the Parties will enter into an agreement governing the detailed terms of Nektar’s supply obligation under this Section 9.2. For clarity, these payments shall not be included in Allowable Expenses for purposes of the Product Profit and Loss calculations.
          9.3 Manufacturing Expenditures. Bayer shall be responsible for all capital costs incurred in connection with the Manufacture of Formulated Amikacin and Product (excluding the Device), including without limitation building out manufacturing capacity for Formulated Amikacin and Product and final packaging of the Product, and the depreciation on such capital expenditures will be included in Allowable Expenses to the extent allocable to the Shared Territory, in the manner established by the JFC. Nektar shall be responsible for all capital costs incurred in connection with the Manufacture of the Device, including without limitation building out manufacturing capacity for the Device, and the depreciation on such capital expenditures will similarly be included in Allowable Expenses to the extent allocable to the Shared Territory, in the manner established by the JFC.
     10. Record Keeping, Record Retention and Audits
          10.1 Record Keeping. Each Party shall record, to the extent practical, all research and development Information relating to the Project in standard laboratory notebooks, which shall be signed, dated and witnessed, or if kept electronically, suitably validated. To the extent practical, the notebooks of each Party for the Project shall be kept separately from notebooks documenting other research and development of such Party. Each Party shall require its employees, consultants and contractors (and in the case of Bayer, shall cause its Affiliates and Sublicensees) to disclose any Inventions relating to the Project in writing promptly after conception.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
          10.2 Record Retention. Nektar shall keep complete and accurate records pertaining to the research, Development and Manufacture of the Device and Patent costs and Trademark Expenses in sufficient detail to permit Bayer to verify the costs related to the research, Development and Manufacturing efforts of Nektar under this Agreement for which Bayer is responsible for paying, reimbursing or sharing. Bayer shall keep complete and accurate records pertaining to the research, Development, manufacture, regulatory activities, and Commercialization related to the Product and Patent costs and Trademark Expenses, which documents would enable Nektar to confirm Bayer’s costs of performing its obligations under this Agreement and to confirm the accuracy of calculations of all payments made under this Agreement The records to be maintained by each Party under this Section 10.2 shall be maintained for a minimum of [***] years following the year in which the corresponding efforts or payments, as the case may be, were made under this Agreement or longer if required by Applicable Law.
          10.3 Audit Request. Each Party shall, at its expense (except as provided below), have the right to audit, not more than once during each calendar year and during regular business hours, the records maintained by the other Party under Section 10.2, to determine with respect to any calendar year, the accuracy of any report or payment made under this Agreement in the [***] preceding years. If a Party desires to audit such records, it shall engage an independent, certified public accountant reasonably acceptable to the other Party, to examine such records under conditions of confidentiality. Such accountant shall be instructed to provide to the auditing Party a report verifying any report made or payment submitted by the audited Party during such period, but shall not disclose to the auditing Party any confidential Information of the audited Party not necessary therefor. The expense of such audit shall be borne by the auditing Party; provided, however, that, if an error of more than ten percent (10%) is discovered, then such expenses shall be paid by the audited Party. If such accountant concludes that additional payment amounts were owed to a Party during any period, the debtor Party shall pay such payment amount (including without limitation interest thereon from the date such amounts were payable) within thirty (30) days after the date the creditor Party delivers to the debtor Party such accountant’s written report so concluding, unless the debtor Party notifies the creditor Party of any dispute regarding the audit and commences proceedings under Section 20.10 within thirty (30) days after delivery of the accountant’s report (in which case the payment shall be delayed until conclusion of the proceeding). Such auditors shall not be paid on a contingency basis. Any Information received by an auditing Party pursuant to this Section 10.3 shall be deemed to be Confidential Information of the audited Party.
          10.4 Survival. This Article 10 shall survive any termination or expiration of this Agreement for a period of [***] years following the final payment made by Bayer or Nektar hereunder, or longer if required by Applicable Law.

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
     11. Inventions, Know-How and Patents
          11.1 Existing Intellectual Property. Other than as expressly provided in this Agreement, neither Party grants any right, title, or interest in any Patent rights, Information, or other intellectual property right Controlled by such Party to the other Party. Within ninety (90) days after the Effective Date, Nektar shall file a continuation Patent Application consistent with applicable patent laws and procedure based upon [***], such continuation to contain only claims encompassing [***]. Within [***] days after such continuation Patent Application is filed, Nektar shall transfer ownership and control of such application to Bayer in a manner agreed to by the Parties, including to effectuate Bayer’s ability to control prosecution of all inventions disclosed therein and generically or specifically covering [***].
          11.2 Ownership of Inventions.
               (a) Ownership of inventions arising during and in the course of the Parties’ performance under the Agreement, and related intellectual property rights (“Inventions") shall be determined in accordance with U.S. rules of inventorship, except as otherwise set forth in this Section 11.2(a), below. For clarity, except as set forth in this Section 11.2(a), below, each Party shall have an undivided interest in and to any Inventions made by employees or independent contractors of both Parties (“Joint Inventions"), without a duty of accounting to the other Party and without an obligation to obtain consent of the other Party to grant licenses thereunder in countries in which such duty or obligation would otherwise apply. Each Party shall promptly disclose, and shall cause its Sublicensees and Affiliates to disclose, to the other Party any Inventions that it or its employees, Sublicensees, Affiliates, independent contractors or agents solely or jointly make, conceive, reduce to practice, author, or otherwise discover. Notwithstanding the foregoing:
                    (i) Subject to Section 11.3(a)(i), Nektar shall solely own all Inventions relating to the Device, to methods of using or manufacturing the Device, and/or to the PDDS Platform Technology, whether made by employees, independent contractors or agents of either Party or jointly by employees, independent contractors or agents of both Parties. Such Inventions and Patents and Patent Applications claiming such Inventions are included in the Nektar Patent Rights and Nektar Know-How, as applicable, and licensed to Bayer pursuant to Section 2.1.
                    (ii) Subject to Section 11.3(a)(ii), Bayer shall solely own all Inventions relating to Formulated Amikacin or to methods of using or manufacturing the Formulated Amikacin, including without limitation methods of treatment using Formulated Amikacin, whether made by employees, independent contractors or agents of either Party or jointly by employees, independent contractors or agents of both Parties. Bayer hereby grants to Nektar a non-exclusive, royalty-free, license with the right to grant sublicenses in accordance with Section 2.3 (the portion of which license described in subsection (B), below, shall be irrevocable and perpetual), under Bayer’s interest in such Inventions, to make, have made, use,

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
have used, sell, have sold, offer for sale, import, have imported, exported and have exported (A) the Product in the Shared Territory and (B) other products that are based on or incorporate a combination of such Inventions and the PDDS Platform Technology in the Territory.
               (b) Assignment and Perfection of Interests. Without additional consideration except as otherwise provided for in this Section 11.2(b), each Party hereby assigns to the other Party such of its right, title and interest in and to any Inventions, Patent rights claiming them, and all other intellectual property rights therein, including without limitation enforcement rights, and shall require its Sublicensees, Affiliates, independent contractors, employees or agents to so assign to the other Party such of their right, title and interest in and to the foregoing, as is necessary to effectuate the allocation of right, title and interest in and to Inventions as set forth in Section 11.2(a). Each Party shall, and shall cause its Sublicensees, Affiliates, independent contractors, employees and agents to, cooperate with the other Party and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect the other Party’s right, title and interest in and to Inventions, Patent rights and other intellectual property rights as such other Party has pursuant to Section 11.2(a). Each Party shall also include without limitation provisions in its relevant agreements with Third Parties that effect the intent of this Section 11.2(b). If any independent contractor, employee or agent of a Party, its Sublicensees, or Affiliates makes an Invention that the Party is obligated to assign or cause to be assigned to the other Party hereunder, then, in such case, the assignee Party agrees to pay the assignor Party [***] per Invention.
          11.3 Patent Prosecution and Maintenance.
               (a) Each Party shall file and prosecute Patent Applications and maintain Patents in a manner consistent with optimizing Patent protection on Inventions and other inventions Controlled by Nektar or Aerogen that are disclosed and/or claimed in the Nektar Patent Rights. Each Party shall cause its patent counsel to confer no less frequently than once each calendar quarter regarding the status of all such Patent Applications and Patents for which it is responsible under this Section 11.3, and whether and in which countries foreign counterparts of such Patent Applications and Patents shall be filed. The Parties shall set the location, date, time and type of meeting (either in person, by teleconference, or by videoconference) so as to be mutually agreeable to the patent counsel of each Party.
                    (i) [***] of and be responsible for filing, prosecuting and maintaining Patents and Patent Applications claiming inventions it Controls as of the Effective Date and those it Controls that arise outside the Parties’ performance pursuant to this Agreement, and Patents and Patent Applications on Inventions it solely owns under the Agreement. If Nektar does not wish to file, prosecute or maintain any such Patent Applications or Patents that relate to [***] in any country, Nektar shall give Bayer reasonable written notice to such effect and shall grant Bayer any necessary authority to file, prosecute and maintain such Patent Applications or maintain such a Patent in Bayer’s own name and at Bayer’s sole expense. In such event, Nektar shall assign its entire right, title and interest in and to such Patent Applications or Patents in that

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
country to Bayer. Notwithstanding the foregoing, after the Effective Date, Nektar shall file Patent Applications included within the Nektar Patent Rights in at least the countries and regions listed in Exhibit 11.3(a)(i). Nektar shall give Bayer reasonable written notice of the countries and regions in which it will file such Patent Applications in order to permit Bayer reasonable time to file such Patent Applications in any country in which Nektar will not be filing. If Bayer wishes to file such Patent Applications in any additional countries, Nektar shall provide Bayer with copies of any documents necessary to conduct such filings and shall grant Bayer any necessary authority to file, prosecute and maintain such Patent Applications in Bayer’s own name and at Bayer’s sole expense. In such event, Nektar shall assign its entire right, title and interest in and to such Patent Applications in that country to Bayer. [***] and be solely responsible for prosecuting, maintaining, enforcing and defending any Patent or Patent Application assigned to Bayer under this Section 11.3(a)(i). In the event that Bayer chooses not to prosecute, maintain, enforce or defend any such Patents or Patent Applications, Nektar will have the option to do so [***].
                    (ii) [***] and be responsible for filing, prosecuting and maintaining Patents and Patent Applications on Inventions it solely owns under the Agreement. If Bayer does not wish to file, prosecute or maintain any such Patent Applications or Patents in any country, Bayer shall give Nektar reasonable written notice to such effect and shall grant Nektar any necessary authority to file, prosecute and maintain such Patent Applications or maintain or defend such a Patent in Nektar’s own name and [***]. In such event, Bayer shall assign its entire right, title and interest in and to such Patent Applications or Patents in that country to Nektar.
                    (iii) For jointly owned Inventions, the Parties shall select a mutually acceptable Third Party patent counsel to file, prosecute and maintain Patents and Patent Applications thereon on behalf of both Parties (“Joint Patent Rights”). All costs and expenses for Joint Patent Rights shall be shared by the Parties as follows: Bayer shall bear [***] of such costs and expenses and Nektar shall bear [***] of such costs and expenses. If either Party does not wish to file, prosecute or maintain any Joint Patent Rights in any country or pay its portion of any shared costs for Joint Patent Rights in any country, that Party shall give the other Party reasonable written notice to such effect and shall grant the other Party any necessary authority to file, prosecute, maintain or defend such Joint Patent Rights in the other Party’s own name and at the other Party’s sole expense. In such event, the Party shall assign its entire right, title and interest in and to such Joint Patent Rights in that country to the other Party.
               (b) Each Party shall promptly disclose, and shall cause its Sublicensees and Affiliates to disclose, to the other in writing all Inventions and intellectual property rights arising from the joint or separate activities of the Parties or their respective agents, contractors, Affiliates and sublicensees during and in connection with the performance of the activities conducted pursuant to this Agreement. Each Party shall ensure that, to the extent permitted by Applicable Law, its employees, agents, contractors, and sublicensees performing work pursuant to this Agreement are, and shall cause its Affiliates performing work pursuant to

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
this Agreement to be, under an obligation to assign to it all Inventions therein and intellectual property rights made or arising during and in the course of and as a result of the performance of such work or, where such obligation is not permitted in a particular country, to exclusively license to it all such Inventions and intellectual property rights, with the right to authorize or grant sublicenses in such country, or where neither of the foregoing obligations is permitted in a particular country then, to non-exclusively license to it all such Inventions and intellectual property rights, with the right to authorize or grant sublicenses in such country.
          11.4 Third Party Licenses.
               (a) If either Party reasonably determines that certain Third Party intellectual property rights are necessary for the Development or Commercialization of the Product, where such Third Party intellectual property rights are necessary solely due to the inclusion of [***] in the Product, Bayer shall at its expense obtain a license to such Third Party intellectual property, with the right to sublicense, in order to permit both Parties to conduct their obligations under the Agreement. Subject to the foregoing, the terms and conditions involved in obtaining such rights shall be determined at Bayer’s sole discretion. If Bayer elects not to obtain rights to such Third Party intellectual property, or is unsuccessful in obtaining such rights, then Nektar shall have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. If either Party reasonably determines that certain Third Party intellectual property rights are necessary for the Development or Commercialization of the Product, where such Third Party intellectual property rights are necessary solely due to the inclusion of the [***] in the Product, Nektar shall at its expense obtain a license to such Third Party intellectual property, with the right to sublicense, in order to permit both Parties to conduct their obligations under the Agreement. Subject to the foregoing, the terms and conditions involved in obtaining such rights shall be determined at Nektar’s sole discretion. If Nektar elects not to obtain rights to such Third Party intellectual property, or is unsuccessful in obtaining such rights, then Bayer shall have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. If either Party reasonably determines that certain Third Party intellectual property rights are necessary for the Development or Commercialization of the Product, where such Third Party intellectual property rights are required for reasons not solely based on the inclusion of [***] in the Product, the Parties shall jointly obtain the requisite rights to such Third Party intellectual property and share the costs associated therewith as follows: Bayer shall bear [***] of such costs and Nektar shall bear [***] of such costs. The terms and conditions involved in obtaining such rights shall be mutually agreed upon by both Parties.
               (b) If the Parties disagree on whether rights in Third Party intellectual property are reasonably necessary for the Development or Commercialization of the Product, the JSC will be responsible for determining whether rights in such Third Party intellectual property should be obtained. If the JSC determines that rights in such Third Party intellectual property are reasonably necessary, the responsibility and costs for obtaining such rights shall be borne by the Parties as follows: (i) Bayer shall bear all costs and expenses incurred in connection with any

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such license, under Third Party intellectual property rights that are necessary solely due to the inclusion of [***] in the Product; (ii) Nektar shall bear all costs and expenses incurred in connection with any such license, under Third Party intellectual property rights that are necessary solely due to the inclusion of the [***] in the Product; and (iii) for any such licenses under Third Party intellectual property rights that are required for reasons not solely due either to the inclusion of [***], in the Product, the Parties shall jointly obtain the requisite license to such Third Party intellectual property rights and share the costs associated therewith as follows: Bayer shall bear [***] of such costs, and Nektar shall bear [***] of such costs. If the JSC determines that rights in such Third Party intellectual property are not required, either Party may obtain a license under such Third Party intellectual property at its sole discretion and expense.
          11.5 Infringement by Third Parties. Subject to Section 11.3(a)(ii), [***] enforcing, and shall have the first right to enforce, Patents throughout the Territory that claim the composition of matter of, methods of making, or methods of using [***], which right includes the right to control and settle the litigation (subject to the last sentence of this Section 11.5). Subject to Section 11.3(a)(i), [***] enforcing, and shall have the first right to enforce, Patents throughout the Territory that claim the [***], which right includes the right to control and settle the litigation (subject to the last sentence of this Section 11.5). If the Party having such first right does not initiate an enforcement action within ninety (90) days after the Parties first learn of such infringement, the other Party shall have the right to enforce such Patents against infringers to the extent such infringement relates to products competitive with the Product in the Field. All of the costs and expenses of both Parties incurred in connection with such proceedings shall be borne by the Party bringing such action, and any recoveries shall be awarded to the enforcing Party. For Nektar Patent Rights and Patents Controlled by Bayer and/or its Affiliates relating to a [***] (in each case, including without limitation Joint Patent Rights), the Parties shall jointly enforce such Patents throughout the Territory and share the costs associated with such enforcement and any recoveries associated therewith as follows: Bayer shall bear or receive [***] of such costs or recovery, as applicable, and Nektar shall bear or receive [***] of such costs or recovery, as applicable. If one Party chooses not to participate in enforcement of Patents relating to a [***], the other Party shall have the right to enforce such Patents (provided all of the costs and expenses of both Parties incurred in connection with such enforcement shall be borne by the enforcing Party), including without limitation the right to settle such litigation (subject to the last sentence of this Section 11.5) at its sole expense and to keep all recoveries associated therewith. If, in any enforcement action taken pursuant to this Section 11.5, the enforcing Party determines that the other Party is an indispensable party to such action, the other Party hereby consents to be joined in such action and, in such event, the other Party shall have the right to be represented in such action using counsel of its own choice at the enforcing Party’s expense. Notwithstanding the foregoing, each Party’s enforcement rights under this Section 11.5 shall be subject to limitations imposed in any license agreement with a Third Party existing as of the Effective Date relating to the Patent to be enforced. The joint consent of Bayer and Nektar (which consent shall not be unreasonably withheld or delayed) shall be required of any settlement, consent judgment or other voluntary final disposition of a suit under this Section 11.5 that could adversely affect the other Party’s interest.

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          11.6 Infringement Outside the Field. Nektar shall retain any and all rights to pursue an action against, and control all proceedings relating to, an infringement by a Third Party of the Nektar Patent Rights or Nektar Know-How that is not related to the Product and/or is exclusively outside the Field. Bayer shall retain any and all rights to pursue an action against, and control all proceedings relating to, an infringement by a Third Party of a Patent relating to an Invention solely owned by Bayer under the Agreement that is not related to the Product and/or is exclusively outside the Field.
          11.7 Further Actions. Each Party shall cooperate with the other Party to execute all documents and take all reasonable actions to effect the intent of this Article 11.
          11.8 [***] Patents*. [***] retains certain rights to prosecute and enforce certain Patents and Patent Applications [***].
     12. Representations and Warranties
          12.1 The Parties’ Representations and Warranties. Nektar, Aerogen and Bayer (each a “Representing Party”) each hereby represents and warrants to each other, as of the Effective Date, as set forth below:
               (a) To the best of such Representing Party’s knowledge, all of its employees, officers, contractors and consultants have executed agreements requiring assignment to such Representing Party of all inventions made during the course of and as a result of their association with such Representing Party and obligating each such employee, officer, contractor and consultant to maintain as confidential the Confidential Information of such Representing Party.
               (b) It has the power, authority and legal right, and is free, to enter into this Agreement and, in so doing, will not violate any other agreement to which it is a party as of the Effective Date. Moreover, during the term of this Agreement, it shall not enter into any agreement with any Third Party that will conflict with the rights granted to another Representing Party under this Agreement. This Agreement has been duly executed and delivered on behalf of such Representing Party and constitutes a legal, valid and binding obligation of such Representing Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.
               (c) It has taken all corporate action necessary to authorize the execution and delivery of this Agreement.
               (d) Neither it, nor any of its employees, officers, subcontractors or consultants who have rendered or will render services relating to the Project or the Product: (i) has ever been debarred or is subject or debarment or convicted of a crime for which an entity or

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person could be debarred under 21 U.S.C. Section 335a, or (ii) has ever been under indictment for a crime for which a person or entity could be debarred under said Section 335a. If during the term of this Agreement, a Representing Party has reason to believe that it or any of its employees, officers, subcontractors or consultants rendering services relating to the Project or the Product: (x) is or will be debarred or convicted of a crime under 21 U.S.C. Section 335a, or (y) is or will be under indictment under said Section 335a, then such Representing Party shall immediately notify the other Representing Parties of same in writing.
               (e) All necessary consents, approvals and authorizations of all Regulatory Authorities and other Third Parties required to be obtained by such Representing Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.
               (f) The execution and delivery of this Agreement and the performance of such Representing Party’s obligations hereunder (i) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation, bylaws, limited partnership agreement or any similar instrument of such Representing Party, as applicable, in any material way, and (ii) do not conflict with, violate, or breach or constitute a default or require any consent under, any Applicable Law or any contractual obligation or court or administrative order by which such Representing Party is bound.
          12.2 Additional Representations and Warranties of Bayer. Bayer hereby represents and warrants to Nektar, as of the Effective Date, that Bayer (a) is a corporation duly organized and subsisting under the laws of its jurisdiction of organization, and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.
          12.3 Additional Representations and Warranties of Nektar and Aerogen. Nektar and Aerogen hereby represents and warrants to Bayer, as of the Effective Date, as set forth below:
               (a) Nektar is a corporation duly organized, validly existing and subsisting under the laws of the State of Delaware. Aerogen is a wholly owned subsidiary of Nektar, and is a corporation duly organized, validly existing and subsisting under the laws of the State of Delaware.
               (b) Each of Nektar and Aerogen has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as is contemplated to be conducted by this Agreement.
               (c) Nektar has title to Patents and Patent Applications solely owned by Nektar and included within the Nektar Patent Rights. The Nektar Patent Rights solely owned by Nektar are free and clear of any liens, charges, encumbrances, or judgments in the Field.

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Aerogen has title to Patents and Patent Applications solely owned by Aerogen and included within the Nektar Patent Rights. The Nektar Patent Rights solely owned by Aerogen are free and clear of any liens, charges, encumbrances, or judgments in the Field, except to the extent [***].
               (d) Except for the license grants in Section 2.1, and except as to any rights previously granted by [***], neither Nektar, Aerogen nor any of their Affiliates have assigned, transferred, conveyed or otherwise encumbered in the Field, any right, title or interest in or to the Nektar Patent Rights or the Nektar Know-How.
               (e) There are no judgments or settlements against Nektar or Aerogen or amounts owed by Nektar or Aerogen (other than amounts owed in the ordinary course of business) with respect to the Nektar Patent Rights or the Nektar Know-How, except with respect to the [***].
               (f) Nektar has provided Bayer with a copy of all validity, infringement or freedom-to-operate opinions that were prepared on behalf of Nektar or Aerogen by outside counsel pertaining to the [***].
               (g) Nektar and Aerogen, to their actual knowledge, are in compliance in all material respects with any agreement between Nektar or Aerogen and a Third Party relating to the practice of the Nektar Patent Rights in the Field.
               (h) All Patents and Patent Applications owned by Nektar or Aerogen as of the Effective Date that claim a product, method, apparatus, material, manufacturing process or other technology necessary to develop, make, use, sell, offer for sale, import or export [***] are Controlled by Nektar or Aerogen as of the Effective Date.
               (i) Nektar and Aerogen have sufficient legal and/or beneficial title under their intellectual property rights necessary for the purposes contemplated under this Agreement and to grant the licenses contained in this Agreement.
               (j) Neither Nektar nor Aerogen are aware of any pending or threatened litigation nor have they received any written communications alleging that they have violated or would violate, through the manufacture, import and/or sale of the Product hereunder, or by conducting their obligations under the Project as currently proposed under this Agreement, any rights including intellectual property rights of any Third Party.
     13. Non-Solicitation of Employees
          13.1 Non-Solicitation. While the Parties are performing research, Development and Commercialization activities in connection with the Project under this Agreement and for a period of [***] years thereafter, neither Party shall, without the express written consent of the other Party, recruit, solicit or induce any employee of the other Party to terminate his or her employment with such other Party. The foregoing provision shall not,

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however, restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates or from hiring any persons who respond to such generalized public advertisements.
     14. Mutual Indemnification and Insurance
          14.1 Nektar’s Right to Indemnification. Bayer shall indemnify, defend and hold harmless each of Nektar and its Affiliates and their respective successors, assigns, directors, officers, employees and agents, from and against any and all liabilities, damages, losses, settlements, penalties, fines, costs and expenses, including without limitation reasonable attorneys’ fees and litigation costs (any of the foregoing to be referred to herein as “Damages”) of whatever kind or nature (but not including taxes) arising from any Third Party demand, investigation, claim, action or suit in the Territory to the extent based on (i) any act, whether of omission or commission, by Bayer (or its Affiliates, Sublicensees or any of their respective directors, officers, agents, employees or contractors) with respect to its failure to properly discharge or perform its areas of responsibility under this Agreement, including, without limitation, the supply of Formulated Amikacin for Commercial purposes (including without limitation any defect or alleged defect in Formulated Amikacin provided pursuant to this Agreement or any injury or death of any person arising out of or related to Formulated Amikacin provided pursuant to this Agreement), packaging and distribution of the Product for Commercial purposes, the conduct of any Clinical Trial by Bayer, and the Exploitation of the Product, except in each case for those types of Damages for which Nektar has an obligation to indemnify Bayer and its Affiliates pursuant to Section 14.2; (ii) the gross negligence or willful or intentional misconduct of Bayer, its Affiliates or any of its Sublicensees or their respective directors, officers, agents, employees or contractors under this Agreement; (iii) a material breach by Bayer of any term of this Agreement, (iv) a material breach by Bayer of any obligation, representation, warranty or covenant hereunder; or (v) a violation of Applicable Law in the performance of its duties under this Agreement by Bayer, its Affiliates or any of its Sublicensees or their respective directors, officers, agents, employees or contractors, in each case except to the extent caused by (a) the gross negligence or willful intentional misconduct of Nektar, its Affiliates, or Sublicensees, or any of their respective directors, officers, agents, contractors or employees under this Agreement; (b) material breach by Nektar of any term of this Agreement; (c) the material breach by Nektar of any obligation, representation, covenant or warranty hereunder; or (d) any violation of Applicable Law in the performance of its duties under this Agreement by Nektar, its Affiliates, or Sublicensees, or any of their respective directors, officers, agents, contractors or employees.
          14.2 Bayer’s Right to Indemnification. Nektar shall indemnify, defend and hold harmless each of Bayer and its Affiliates and their respective successors, assigns, directors, officers, employees and agents, from and against any and all Damages of whatever kind or nature (but not including taxes) arising from any Third Party demand, investigation, claim, action or suit in the Territory to the extent based on (i) any act, whether of omission or commission, by Nektar (or its Affiliates or any of their respective directors, officers, agents, employees or

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contractors) with respect to its failure to properly discharge or perform its areas of responsibility under this Agreement, including, without limitation, the supply of the Device (including without limitation any defect or alleged defect in the Device provided pursuant to this Agreement or any injury or death of any person arising out of or related to any Device provided pursuant to this Agreement), the supply of Formulated Amikacin for Clinical Trials, and the conduct of Phase I Clinical Trials, [***], and Phase II Clinical Trials by Nektar, except in each case for those types of Damages for which Bayer has an obligation to indemnify Nektar and its Affiliates pursuant to Section 14.1; (ii) the gross negligence or willful or intentional misconduct of Nektar, its Affiliates or any of its Sublicensees or any of their respective directors, officers, agents, employees or contractors under this Agreement; (iii) a material breach by Nektar of any term of this Agreement; or (iv) a material breach by Nektar of any obligation, representation, warranty or covenant hereunder; or (v) a violation of Applicable Law in the performance of its duties under this Agreement by Nektar, its Affiliates or any of its Sublicensees or their respective directors, officers, agents, employees or contractors, in each case except to the extent caused by (a) the gross negligence or willful intentional misconduct of Bayer, its Affiliates, or Sublicensees, or any of their respective directors, officers, agents, contractors or employees under this Agreement; (b) material breach by Bayer of any term of this Agreement; (c) the material breach by Bayer of any obligation, representation, covenant or warranty hereunder; or (d) any violation of Applicable Law in the performance of its duties under this Agreement by Bayer, its Affiliates, or Sublicensees, or any of their respective directors, officers, agents, contractors or employees.
          14.3 Process for Indemnification. A Party’s obligation to defend, indemnify and hold harmless the other Party under this Article 14 shall be conditioned upon the following:
               (a) A Party seeking indemnification under this Article 14 (the “Indemnified Party”) shall give prompt written notice of the claim to the other Party (the “Indemnifying Party”).
               (b) Each Party shall furnish promptly to the other, copies of all papers and official documents received in respect of any Damages. The Indemnified Party shall cooperate as requested by the Indemnifying Party in the defense against any Damages.
               (c) With respect to any Damages relating solely to the payment of money damages and which will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party under this Article 14, the Indemnifying Party shall have the sole right to defend, settle or otherwise dispose of such Damages, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate.
               (d) With respect to Damages relating to all other matters, the Indemnifying Party shall have the sole right to control the defense of such matter, provided that the Indemnifying Party shall obtain the written consent of the Indemnified Party, which consent

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shall not be unreasonably withheld or delayed, prior to ceasing to defend, settling or otherwise disposing of any Damages if as a result thereof (i) the Indemnified Party would become subject to injunctive or other equitable relief or any remedy other than the payment of money by the Indemnifying Party or (ii) the business of the Indemnified Party would be adversely affected.
               (e) The Indemnifying Party shall not be liable for any settlement or other disposition of Damages by the Indemnified Party which is reached without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed, it being understood that if such consent is withheld, the Indemnifying Party will be responsible for the amount of damages or increased costs and expenses attributable to such failure to give consent.
          14.4 Insurance.
               (a) During the term of this Agreement and for [***] years thereafter, Bayer shall either (i) maintain, at its sole expense, clinical trial and product liability insurance relating to the Product that is comparable in type and amount to the insurance customarily maintained by Bayer with respect to similar prescription pharmaceutical products that are marketed, distributed and sold in the Territory, or (ii) self insure for such risks.
               (b) During the term of this Agreement and for [***] years thereafter, Nektar shall maintain, at its sole expense, such types and amounts of insurance coverage as is appropriate and customary in the pharmaceutical industry in light of the nature of the activities to be performed by Nektar hereunder.
     15. Confidentiality
          15.1 Confidentiality; Exceptions. For the term of this Agreement and for a period of [***] years thereafter, each Party shall maintain in confidence all Information and materials of the other Party disclosed or provided to it by the other Party (either pursuant to this Agreement, or the Confidential Disclosure Agreement entered into by Nektar and Bayer Pharmaceuticals Corporation dated [***] (the “Confidential Disclosure Agreement”)), to the extent related to Amikacin, and identified as confidential, either in writing or verbally (provided any verbally disclosed Information is reduced to writing and submitted to the other Party within thirty (30) days of such verbal disclosure) (together with all embodiments thereof, the “Confidential Information”). Confidential Information also includes, but is not limited to, Information generated hereunder, and Information regarding intellectual property and confidential or proprietary Information of Third Parties. In addition, and notwithstanding the foregoing, if under Article 11 Information constituting inventions and discoveries are to be owned by one Party, such Information shall be deemed to be Confidential Information of such Party, even if such Information is initially generated and disclosed by the other Party. The terms and conditions of this Agreement and the Confidential Disclosure Agreement also shall be deemed Confidential Information of both Parties. Notwithstanding the foregoing, Confidential

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Information shall not include that portion of Information or materials that the receiving Party can demonstrate by contemporaneous written records was (i) known to the general public at the time of its disclosure to the receiving Party, or thereafter became generally known to the general public, other than as a result of actions or omissions of the receiving Party or anyone to whom the receiving Party disclosed such Information; (ii) known by the receiving Party prior to the date of disclosure by the disclosing Party; (iii) disclosed to the receiving Party on an unrestricted basis from a source unrelated to the disclosing Party and not under a duty of confidentiality to the disclosing Party; or (iv) independently developed by the receiving Party by personnel that did not have access to or use of Confidential Information of the disclosing Party.
     Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or known to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation thereof are published or known to the general public or are in the rightful possession of the receiving Party.
          15.2 Degree of Care; Permitted Use. Each Party shall take reasonable steps to maintain the confidentiality of the Confidential Information of the other Party, which steps shall be no less protective than those steps that such Party takes to protect its own Information and materials of a similar nature, but in no event less than a reasonable degree of care. Neither Party shall use or permit the use of any Confidential Information of the other Party except for the purposes of carrying out its obligations or exercising its rights under this Agreement or the Confidential Disclosure Agreement, and neither Party shall copy any Confidential Information of the other Party except as may be reasonably useful or necessary for such purposes. All Confidential Information of a Party, including without limitation all copies and derivations thereof, is and shall remain the sole and exclusive property of the disclosing Party and subject to the restrictions provided for herein. Neither Party shall disclose any Confidential Information of the other Party other than to those of its directors, officers, Affiliates, employees, licensors, independent contractors, Sublicensees, assignees, agents and external advisors directly concerned with the carrying out of this Agreement, on a strictly applied “need to know” basis; provided, however, that such directors, officers, Affiliates, employees, licensors, independent contractors, Sublicensees, assignees, agents and external advisors are subject to confidentiality and non-use obligations at least as stringent as the confidentiality and non-use obligations provided for in this Article 15. Except to the extent expressly permitted under this Agreement, the receiving Party may not use Confidential Information of the other Party in applying for Patents or securing other intellectual property rights without first consulting with, and obtaining the written approval of, the other Party (which approval shall not be unreasonably withheld or delayed).
          15.3 Permitted Disclosures. The obligations of Sections 15.1, 15.2, and 16.1 shall not apply to the extent that the receiving Party is required to disclose Information pursuant to (a) an order of a court of competent jurisdiction, (b) Applicable Laws, (c) regulations or rules of a securities exchange, (d) requirement of a governmental agency for purposes of obtaining approval to test or market the Product, (e) disclosure of Information to a Patent office for the

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purposes of filing a Patent Application as permitted in this Agreement, or (f) the exercise by each Party of its rights granted to it under this Agreement or its retained rights, including, without limitation, the Exploitation of the Product, and such Third Party agrees to confidentiality and non-use obligations at least as stringent as those specified for in this Article 15; provided that the receiving Party shall provide prior written notice thereof to the disclosing Party and sufficient opportunity for the disclosing Party to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefor.
          15.4 Irreparable Injury. The Parties acknowledge that either Party’s breach of this Article 15 would cause the other Party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the nonbreaching Party may seek injunctive relief, whether preliminary or permanent, in addition to any other remedies it may have at law or in equity, without necessity of posting a bond.
          15.5 Return of Confidential Information. Each Party shall return or destroy, at the other Party’s instruction, all Confidential Information of the other Party in its possession upon termination or expiration of this Agreement, except any Confidential Information that is necessary to allow such Party to perform or enjoy any of its rights or obligations that expressly survive the termination or expiration of this Agreement.
     16. Publicity
          16.1 Public Disclosure. The Parties agree that the initial public announcement of the execution of this Agreement shall be in the form of a mutually agreed upon press release that describes the nature and scope of the collaboration including its aggregate value (the “Initial Public Disclosure”). In connection with the issuance of such press release, Nektar shall also be permitted to make any filings required under Applicable Law, including without limitation filings with the U.S. Securities and Exchange Commission to report the execution of this Agreement. During the term of this Agreement, in all cases other than the announcement set forth in the Initial Public Disclosure, each Party shall submit to the other Party (the “Non-Publishing Party”) for review and approval all proposed press releases, academic, scientific and medical publications and public presentations relating to the Product that have not been previously disclosed. Such review and approval shall be conducted for the purposes of preserving intellectual property protection and determining whether any portion of the proposed publication or presentation containing the Confidential Information of the Non-Publishing Party should be modified or deleted, and (in the case of a disclosure that Nektar wishes to make) to determine whether such disclosure is in the best interests of the Parties in connection with the Development of the Product (such determination to be made in Bayer’s reasonable discretion). Written copies of such proposed publications and presentations (other than press releases) shall be submitted to the Non-Publishing Party no later than [***] days before submission for publication or presentation; provided that, for general disclosure of program status to investors or analysts, or in public conference or earnings calls (“General Disclosure”) such [***] day period shall be shortened to [***] business days. Subject to Applicable Law, written copies of proposed

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press releases shall be submitted to the Non-Publishing Party no later than [***] hours before release. The Non-Publishing Party shall provide its comments, if any, and (if it so chooses) its approval within (a) [***] business days, in the case of a press release, and (b) [***] business days of its receipt of any other written copy. With respect to matters other than press releases, the review period may be extended for an additional [***] days, or for General Disclosures [***] business days, in the event the Non-Publishing Party can demonstrate reasonable need for such extension, including, without limitation, the preparation and filing of Patent Applications. This period may be further extended by mutual written agreement of the Parties. Nektar and Bayer will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publications.
          16.2 Statement Regarding Collaboration. Subject to Applicable Law, any Information publicly disclosed by Bayer relating to the Project for widespread public dissemination or release, whether in the form of press releases, technical publications or other public statements regarding the Project, shall include a prominent statement that the Project involves development and commercialization of products for Pulmonary Delivery of Formulated Amikacin using Nektar’s proprietary pulmonary delivery technology. Nektar shall not use any Bayer Trademark or any derivation of the Bayer name without the advance express written consent of Bayer, which consent may be granted or withheld in Bayer’s sole discretion.
     17. Trademarks
          17.1 Product Trademark; Use of Nektar Trademark. Subject to Section 7.7, the Product, the Device, Product packaging (including, without limitation, ampoules and vials), promotional materials, package inserts, and labeling shall bear one or more Trademark(s) chosen and owned by Bayer. The Product, the Device, Product packaging (including, without limitation, ampoules and vials), promotional materials, package inserts, and labeling shall also bear the Nektar Trademark as provided in Section 7.7. Nektar grants to Bayer the right to use Nektar’s Trademarks solely to the extent necessary for Bayer to exercise its rights and fulfill its obligations set forth in this Agreement. Bayer shall not use any Nektar Trademark outside the scope of this Agreement, and shall not knowingly take any action that would materially adversely affect the value of any Nektar Trademark. Nektar shall retain the right to monitor the quality of the goods on or with which the Nektar Trademark is used solely to the extent necessary to maintain Nektar’s Trademark rights.
          17.2 Trademark Prosecution and Maintenance. Bayer shall bear the full costs and expense of and be responsible for filing, prosecuting and maintaining any Trademarks owned by Bayer. Nektar shall bear the full costs and expense of and be responsible for filing, prosecuting and maintaining any Trademarks owned by Nektar. The Parties shall jointly select a Product-specific Trademark and shall jointly own such Trademark in the Shared Territory. For jointly filed, Product-specific Trademark(s) in the Shared Territory, all of the cost and expenses incurred by the Parties under this Agreement, including without limitation those incurred in connection with the selection, preparation, filing, prosecution, and maintenance of Trademark(s)

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used in Commercialization of the Product, filing and maintenance fees paid to governmental authorities, and the costs of litigation (enforcement or defense) or other proceedings, under such Trademark(s), including without limitation fees and expenses paid to outside counsel (“Trademark Expenses”), shall be shared by the Parties as follows: Bayer shall bear [***] of such costs and expenses, and Nektar shall bear [***] of such costs and expenses. Bayer shall solely own and shall be responsible for filing, prosecuting and maintaining any Product-specific Trademarks in the Royalty Territory and conducting litigation with respect thereto. Bayer shall solely bear all costs and expenses associated with such activities for any Product-specific Trademark in the Royalty Territory.
     18. Term and Termination
          18.1 Term. The term of this Agreement shall commence as of the Effective Date and, unless sooner terminated as specifically provided in this Agreement, shall continue in effect on a country-by-country basis until the expiration of all royalty and payment obligations in each country in the Territory. Upon expiration of all royalty and payment obligations in each country in the Territory, Bayer shall have a royalty-free, paid-up, non-exclusive license in such country.
          18.2 Termination by Bayer.
               (a) Bayer shall have the right to terminate the Agreement [***] days’ prior written notice. If Bayer terminates the Agreement pursuant to this Section 18.2(a), Bayer shall pay to Nektar a termination fee equal to:
                    (i) [***], if such termination occurs [***]; or
                    (ii) [***], if such termination occurs [***]; or
                    (iii) [***], if such termination occurs [***].
Bayer shall pay such amount to Nektar in immediately available funds within [***] days after the effective date of such termination. The foregoing termination payment shall be in lieu of, and in substitution for, any reimbursement of costs, expenses or fees otherwise reimbursable (other than any Milestone Payments accrued but not yet paid) by Bayer to Nektar pursuant to this Agreement or any other payments with respect to activities relating to the Product under this Agreement (but only to the extent the obligation to make such payments has not accrued prior to the effective date of such termination).
               (b) Bayer shall have the right to terminate the Agreement, at any time, upon [***] days’ prior written notice to Nektar in the event (i) of any development that causes the Product to fail to meet or to no longer meet the MACP that is outside of Bayer’s reasonable control, or (ii) that Bayer’s Global Pharmacovigilance Team (or any successor thereto within Bayer) determines that Development or Commercialization of the Product must be terminated

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because of safety issues outside of Bayer’s reasonable control (either of (i) or (ii), an “Unanticipated Development”). If Bayer terminates the Agreement for an Unanticipated Development, then Bayer and Nektar shall continue to bear their respective share of noncancellable costs and expenses becoming due after the effective date of such termination, to the extent such costs and expenses were set forth in a relevant Plan; provided that the Parties shall use reasonable efforts to minimize expenditures after the effective date of such termination. Upon request by Nektar, Bayer shall provide documentation to support its determination of the occurrence of an Unanticipated Development and meet with Nektar upon request to explain the basis for such determination.
          18.3 Termination by Nektar. Nektar shall have the right to terminate the Agreement, at any time, upon [***] days’ prior written notice to Bayer in the event that Nektar determines that Development or Commercialization of the Product must be terminated [***]. If Nektar terminates the Agreement in accordance with the foregoing, then Nektar and Bayer shall continue to bear their respective share of noncancellable costs and expenses becoming due after the effective date of such termination, to the extent such costs and expenses were set forth in a relevant Plan; provided that the Parties shall use reasonable efforts to minimize expenditures after the effective date of such termination. Upon request by Bayer, Nektar shall provide documentation to support its determination and meet with Bayer upon request to explain the basis for such determination.
          18.4 Termination for Material Breach. If either Party believes the other is in material breach of a material obligation under this Agreement, it may give notice of such breach to the other Party, which other Party shall have [***] days in which to remedy such breach, or [***] days in the case of breach (whether material or not) of any payment obligation hereunder. Such [***] day period shall be extended in the case of a breach not capable of being remedied in such [***] day period so long as the breaching Party uses diligent efforts to remedy such breach and is pursuing a course of action that, if successful, will effect such a remedy. If such alleged breach is not remedied in the time period set forth above, the nonbreaching Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement upon written notice to the other Party. In the event of a dispute regarding any payments due and owing hereunder, all undisputed amounts shall be paid when due, and the balance, if any, shall be paid promptly after settlement of the dispute, including without limitation any accrued interest thereon.
          18.5 Termination upon Insolvency. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] days after the filing thereof, or

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if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.
          18.6 Termination by Bayer Pursuant to Section 18.2 or by Nektar Pursuant to Section 18.3 or 18.4. In the event that Bayer terminates this Agreement under Sections 18.2(a) or 18.2(b), or if Nektar terminates this Agreement under Sections 18.3 or 18.4, then, as of the effective date of such termination, the following terms and conditions shall apply:
               (a) The license grants in Section 2.1 shall terminate and all rights with respect thereto shall revert in their entirety to Nektar.
               (b) Unless such termination was by Bayer under Section 18.2(b)(ii) or by Nektar under Section 18.3, subject to any Third Party (excluding Agents of Bayer) rights existing at the time of termination and to the extent that technology covered by a Patent Controlled by Bayer or its Affiliates or an Agent of Bayer is incorporated into or is otherwise used in connection with the Product by Bayer during the Development or Commercialization of the Product pursuant to this Agreement, Bayer agrees that neither it nor its Agents will, and Bayer shall cause its Affiliates not to, assert against Nektar, its subsidiaries, Affiliates or sublicensees, any claim, or institute any action or proceeding, whether at law or equity, under any intellectual property rights, including without limitation Patents or Patent Applications, that may prevent Nektar, its Affiliates or sublicensees from making, having made, using, having used, promoting, developing, offering for sale, selling, having sold, importing, having imported, exporting, having exported or marketing the Product as it exists as of the termination date. This covenant shall be binding upon, and inure to the benefit of, the Parties, their successors, and assigns. Nektar’s sublicensees for the Product shall be Third Party beneficiaries of this Section 18.6(b).
               (c) Bayer shall, without additional consideration, assign to Nektar all of Bayer’s right, title and interest in and to (i) the continuation Patent Application [***], and (ii) any Patents or Patent Applications assigned to Bayer under Section 11.3(a)(i). Nektar shall bear, in its sole discretion, the full costs and expense of and be solely responsible for prosecuting, maintaining, enforcing and defending the Nektar Patent Rights and any Patents or Patent Applications assigned to Nektar pursuant to this Section 18.6(c).
               (d) Unless such termination was by Bayer under Section 18.2(b)(ii) or by Nektar under Section 18.3, Bayer shall, without additional consideration, assign to Nektar all of Bayer’s right, title and interest in and to any Patent Applications or Patents developed pursuant to and during the course of the Agreement relating solely to [***]. Nektar shall bear, in its sole discretion, the full costs and expense of and be solely responsible for prosecuting, maintaining, enforcing and defending the Nektar Patent Rights and any Patents or Patent Applications assigned to Nektar pursuant to this Section 18.6(d).

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               (e) For prosecution and maintenance of Joint Patent Rights, Section 11.3(a)(iii) shall survive and apply. If neither Party wishes to pursue or maintain any Patents or Patent Applications associated with Joint Patent Rights, then such Patents or Patent Applications shall be allowed to go abandoned.
               (f) For Joint Patent Rights (other than those assigned to Nektar pursuant to this Section 18.6), the Parties shall jointly enforce such Patents throughout the Territory and share the costs associated with such enforcement and any recoveries associated therewith as follows: Bayer shall bear or receive [***] of such costs or recovery, as applicable, and Nektar shall bear or receive [***] of such costs or recovery, as applicable. If one Party chooses not to participate in enforcement of the Joint Patent Rights, the other Party shall have the right to enforce such Patents (provided all of the costs and expenses of both Parties incurred in connection with such enforcement shall be borne by the enforcing Party), including without limitation the right to settle such litigation (subject to the next sentence of this Section 18.6(f)) at its sole expense and to keep all recoveries associated therewith. The joint consent of Bayer and Nektar (which consent shall not be unreasonably withheld or delayed) shall be required of any settlement, consent judgment or other voluntary final disposition of a suit under this Section 18.6(f) that could adversely affect the other Party’s interest. If, in any enforcement action taken pursuant to this Section 18.6(f), the enforcing Party determines that the other Party is an indispensable party to such action, the other Party hereby consents to be joined in such action and, in such event, the other Party shall have the right to be represented in such action using counsel of its own choice at the enforcing Party’s expense. Notwithstanding the foregoing, each Party’s enforcement rights under this Section 18.6(f) shall be subject to limitations imposed in any license agreement with a Third Party existing as of the Effective Date relating to the Patent to be enforced.
               (g) Unless such termination was by Bayer under Section 18.2(b)(ii) or by Nektar under Section 18.3, to the extent they are assignable, Bayer shall execute any documents necessary to transfer Bayer’s rights under any Third Party licenses obtained solely or jointly by Bayer pursuant to and during the course of the Agreement under Section 11.4 to Nektar, and Nektar shall thereafter be responsible for all costs, expenses and obligations associated with such Third Party licenses.
               (h) Unless such termination was by Bayer under Section 18.2(b)(ii) or by Nektar under Section 18.3, Bayer shall, without additional consideration, assign to Nektar all of its right, title and interest in and to any Product-specific Trademark filed during the course of and pursuant to the Agreement. Nektar shall bear, in its sole discretion, the full costs and expense of and be solely responsible for prosecuting, maintaining, enforcing and defending any Product-specific Trademark in the Territory after the effective date of termination.
               (i) Unless such termination was by Bayer under Section 18.2(b)(ii) or by Nektar under Section 18.3, upon Nektar’s request, Bayer shall transfer to Nektar, and Nektar shall have the right to use, all materials, results, analyses, reports, websites, marketing materials,

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technology, know-how, regulatory filings and other Information, reasonably required by Nektar, in whatever form developed, controlled or generated as of the effective date of such termination by or on behalf of Bayer, its Affiliates or Sublicensees with respect to the Product. Bayer agrees to submit to the FDA and other Regulatory Authorities in jurisdictions in which any regulatory filings have been made with respect to the Product, within [***] days after the effective date of such termination, a letter (with a copy to Nektar) notifying the FDA and such other Regulatory Authorities of the transfer of any regulatory filings for the Product in such jurisdictions from Bayer to Nektar. Additionally, Bayer will grant to Nektar any rights of reference or access to regulatory filings necessary to practice the rights granted to it under this Section 18.6. All transfers described in this Section 18.6(i) shall be at Bayer’s expense.
               (j) Unless such termination was by Bayer under Section 18.2(b)(ii) or by Nektar under Section 18.3, if Bayer at the time was supplying Formulated Amikacin, Bayer shall supply Nektar’s or its designee’s requirements of Formulated Amikacin and, using such Amikacin and the Device supplied by Nektar, Product in final packaged form at commercially reasonable prices until the earlier of Nektar’s qualification of alternate supply sources, or [***] months after termination.
               (k) For any Patents or Patent Applications covering Inventions owned by Bayer under Section 11.2(a)(ii) that are not assigned to Nektar upon termination of this Agreement in accordance with Section 18.6(d), the license granted to Nektar in Section 11.2(a)(ii)(A) shall be expanded to include the entire Territory.
               (l) Surviving Rights. Except where expressly provided for otherwise in this Agreement, termination of this Agreement by Nektar pursuant to Section 18.3 or 18.4 or termination of this Agreement by Bayer pursuant to Section 18.2(a) or Section 18.2(b), shall not relieve the Parties of any liability, including without limitation any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice any Party’s right to obtain performance of any obligation. In the event of such termination, the following provisions shall survive in addition to others specified in this Agreement to survive in such event: Sections 8.5—8.10 (solely to the extent applicable to the amounts due and owing to Nektar as of the effective date of such termination).
          18.7 Termination by Bayer for Material Breach by Nektar. In the event that Bayer terminates this Agreement under Section 18.4, then as of the effective date of such termination, the following terms and conditions shall apply:
               (a) The license grant in Section 11.2(a)(ii)(A) shall terminate and all rights with respect thereto shall revert in their entirety to Bayer, provided that the license set forth in Section 11.2(a)(ii)(B) shall continue in full force and effect.

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               (b) The license grants in Section 2.1 shall continue. In addition, Bayer shall have a royalty-bearing license pursuant to the terms set forth in Section 18.7(i), under the Nektar Know-How and Nektar Patent Rights, to make and have made the Device solely in connection with Exploitation of the Product in the Field throughout the Territory.
               (c) The co-exclusive license in Section 2.1(b)(i) shall become exclusive as of the effective date of such termination.
               (d) Nektar shall grant a sublicense to Bayer under any Third Party licenses obtained by Nektar pursuant to and during the course of this Agreement under Section 11.4.
               (e) Nektar shall, without additional consideration, assign to Bayer all of Nektar’s right, title and interest in and to any Patents or Patent Applications assigned to Nektar under Section 11.3(a)(ii). Bayer shall bear, in its sole discretion, the full costs and expense of and be solely responsible for prosecuting, maintaining, enforcing and defending any Patents or Patent Applications assigned to Bayer pursuant to this Section 18.7(e).
               (f) Nektar shall, without additional consideration, assign to Bayer all of its right, title and interest in and to any Product-specific Trademark filed during the course of and pursuant to the Agreement. Bayer shall bear, in its sole discretion, the full costs and expense of and be solely responsible for prosecuting, maintaining, enforcing and defending any Product-specific Trademark in the Territory after the effective date of termination.
               (g) Upon Bayer’s request, Nektar shall transfer to Bayer, and Bayer shall have the right to use, all materials, results, analyses, reports, websites, marketing materials, technology, know-how, regulatory filings and other Information, reasonably required by Bayer, in whatever form developed, controlled or generated as of the effective date of such termination by or on behalf of Nektar, its Affiliates or Sublicensees with respect to the Product. Additionally, Nektar will grant to Bayer any rights of reference or access to regulatory filings necessary to practice the rights granted to it under this Section 18.7. All transfers described in this Section 18.7(g) shall be at Nektar’s expense.
               (h) Nektar shall supply Bayer’s or its designee’s requirements of the Device at commercially reasonable prices until the earlier of Bayer’s qualification of alternate supply sources, or [***] months after termination.
               (i) Bayer shall continue to pay royalties in the Royalty Territory in accordance with Section 8.4(a), (b), (c), (e) and (f) and Sections 8.5-8.10 provided that Bayer shall not be required to make any additional royalty payments under Section 8.4(d). However, Bayer shall continue to pay Milestone Payments under Section 8.3. In addition, Bayer may either:

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                    (x) treat the Shared Territory as the Royalty Territory for purposes of the payments to be made under Section 8.4(a), (b), (c), (e) and (f) and Sections 8.5-8.10 (but not for purposes of Section 8.4(d)), provided that the Net Sales in the Shared Territory shall not be aggregated with Net Sales in the Royalty Territory for purposes of payments to be made under Section 8.4(a), in which case Bayer shall be deemed to have elected its remedy for such breach by Nektar and shall not have the right to pursue other remedies available to it under law or in equity in connection with such breach, or
                    (y) treat the Shared Territory as the Royalty Territory for purposes of the payments to be made under Section 8.4(a), (b), (c), (e) and (f) and Sections 8.5-8.10 (but not for purposes of Section 8.4(d)), provided that the Net Sales in the Shared Territory shall not be aggregated with Net Sales in the Royalty Territory for purposes of payments to be made under Section 8.4(a), and further provided that the royalty rate applicable to the Shared Territory under Section 8.4(a) shall be fixed at [***] of annual Net Sales in the Shared Territory [***], in which case Bayer shall retain the right to pursue other remedies available to it under law or in equity in connection with such breach.
In the case that either clause (x) or (y) of this Section 18.7(i) applies: (A) Nektar would thereafter no longer be obligated to bear any portion of Allowable Expenses and would not be entitled to participate in Product Profit and Loss under Section 8.2(b)(i), (B) Nektar, after the effective date of such termination, shall be solely responsible for the payment of all amounts [***] with respect to the Territory, and (C) all of the Parties’ payment obligations, other than those relating to Product Profit and Loss and Allowable Expenses, as set forth in this Agreement will continue to apply. For clarity, milestone payments payable by Bayer to Nektar pursuant to Section 8.4(d) shall not accrue based on sales of the Product in the Shared Territory.
               (j) To the extent that technology covered by a Patent Controlled by an Agent of Nektar is incorporated into or is otherwise used in connection with the Product by Nektar during the Development or Commercialization of the Product pursuant to this Agreement, Nektar agrees that its Agents will not assert against Bayer, its subsidiaries, Affiliates or sublicensees, any claim, or institute any action or proceeding, whether at law or equity, under any intellectual property rights, including without limitation Patents or Patent Applications, that may prevent Bayer, its Affiliates or sublicensees from making, having made, using, having used, promoting, developing, offering for sale, selling, having sold, importing, having imported, exporting, having exported or marketing the Product as it exists as of the termination date. This covenant shall be binding upon, and inure to the benefit of, the Parties, their successors, and assigns. Bayer’s sublicensees for the Product shall be Third Party beneficiaries of this Section 18.7(j).
               (k) Surviving Rights. Except where expressly provided for otherwise in this Agreement, termination of this Agreement pursuant to Section 18.4 for Nektar’s breach shall not relieve the Parties of any liability, including without limitation any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor

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preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice any Party’s right to obtain performance of any obligation. In the event of such termination, the following provisions shall survive in addition to others specified in this Agreement to survive in such event: Sections 2.1—2.5 (subject to Sections 18.7(b) and (c)), 5.2(c), 5.8, 8.3, 8.4(a)—(c) and 8.4(e) and (f), 8.5-8.10, 11.3(a) (subject to Section 18.7(e)), 11.5, and 17.1 (first two sentences only).
          18.8 General Surviving Obligations. The rights and obligations set forth in this Agreement shall extend beyond the expiration or termination of the Agreement only to the extent expressly provided for herein, or to the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge. Without limiting the foregoing, the Parties have identified various rights and obligations which are understood to survive, as follows. In the event of expiration or termination of this Agreement for any reason, the following provisions shall survive in addition to others specified in this Agreement to survive in such event. Termination of this Agreement shall not terminate Bayer’s obligation to pay all Milestone Payments, royalties and other payments which shall have accrued hereunder (including without limitation any Milestone Payments then accrued because the event has occurred but the Milestone Payment is not yet due). Additionally, the rights and obligations of the Parties under Sections 10.2—10.3 (for the period set forth in Section 10.4), 11.1 (first sentence only), 11.2 (subject to Sections 18.6 and 18.7), 13.1 (for the period set forth therein), 14.1—14.3, 14.4 (for the period set forth therein), and Articles 1, 15 (for the period set forth therein), 18 (as applicable), 19, and 20, and payment obligations for rights accrued under Article 11 (subject to Sections 18.6(c)-18.6(h)) as of the effective date of expiration or termination date shall survive the termination or expiration of this Agreement.
          18.9 Challenge.
               (a) Nektar shall have the right to terminate this Agreement immediately upon written notice if Bayer or its Affiliate challenges in a court of competent jurisdiction, the validity, scope or enforceability of, or otherwise opposes, any Patent included in the Nektar Patent Rights, [***]. If a Sublicensee of Bayer or its Affiliate challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Nektar Patent Rights under which such Sublicensee is sublicensed, then Bayer or its Affiliate, as applicable, shall, upon written notice from Nektar, terminate such sublicense. Bayer and its Affiliates shall include provisions in all agreements under which a Third Party obtains a license under any Patent included in the Nektar Patent Rights providing that, if the Sublicensee challenges the validity or enforceability of or otherwise opposes any such Patent under which the Sublicensee is sublicensed, then Bayer may terminate such sublicense agreement with such Sublicensee, and Bayer shall, upon request by Nektar, enforce such right if such Sublicensee breaches such restriction.
               (b) Bayer shall have the right to terminate this Agreement immediately upon written notice if Nektar or its Affiliate challenges in a court of competent

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jurisdiction, the validity, scope or enforceability of or otherwise opposes any Patent licensed to Nektar under Section 11.2(a)(ii). If a Sublicensee of Nektar or its Affiliate challenges the validity, scope or enforceability of, or otherwise opposes, any Patent licensed to Nektar under Section 11.2(a)(ii) under which such Sublicensee is sublicensed, then Nektar or its Affiliate, as applicable, shall, upon written notice from Bayer, terminate such sublicense. Nektar and its Affiliates shall include provisions in all agreements under which a Third Party obtains a license under any Patent licensed to Nektar under Section 11.2(a)(ii) providing that if the sublicensee challenges the validity or enforceability of or otherwise oppose any such Patent under which the sublicensee is sublicensed, Nektar or its Affiliate, as applicable, may terminate its sublicense agreement with such sublicensee, and Nektar shall, upon request by Bayer, enforce such right if such sublicensee breaches such restriction.
          18.10 Accrued Rights, Surviving Obligations. Termination or expiration of this Agreement shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement. Except as otherwise provided for in this Agreement, termination by a Party shall not be an exclusive remedy, and all other remedies will be available to the terminating Party, in equity and at law.
          18.11 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Nektar or Bayer are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the United States Bankruptcy Code, the Party that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
     19. LIMITATION OF LIABILITY AND EXCLUSION OF DAMAGES; DISCLAIMER OF WARRANTY
          19.1 EXCEPT IN THE CASE OF A BREACH OF ARTICLE 15, AND WITHOUT LIMITING THE PARTIES’ OBLIGATIONS UNDER ARTICLE 14, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS,

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INTERRUPTION OR LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER.
          19.2 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY PROVIDES ANY WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, REGARDING THE PRODUCT, FORMULATED AMIKACIN OR THE DEVICE USED IN PRECLINICAL STUDIES OR CLINICAL TRIALS OR FOR COMMERCIAL USE, AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS.
     20. Miscellaneous
          20.1 Agency. Neither Party is, nor shall be deemed to be, an employee, agent, co-venturer or legal representative of the other Party for any purpose. Neither Party shall be entitled to enter into any contracts in the name of, or on behalf of the other Party, nor shall either Party be entitled to pledge the credit of the other Party in any way or hold itself out as having the authority to do so.
          20.2 Assignment; Change of Control.
               (a) Except as otherwise provided in this Agreement, neither this Agreement nor any interest hereunder shall be assignable by any Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed following the conclusion of the Project); provided, however, (i) the assignment of this Agreement by operation of law pursuant to a merger or consolidation of either Party with or into any Third Party shall, regardless of the identity of the surviving entity to such merger or consolidation, not be deemed an assignment in violation of this Section 20.2, (ii) either Party, without such consent, may assign its rights and delegate its duties hereunder to an Affiliate thereof without obtaining such consent, provided that the assigning Party agrees to remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such Affiliate of all its obligations hereunder, and (iii) either Party, without such consent, may assign its rights and delegate its duties hereunder to a successor entity or acquirer, provided that the assigning Party agrees to remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such assignee of all its obligations hereunder.
               (b) If Nektar undergoes a Change of Control, Bayer shall have the right, exercisable within [***] days of its receipt of notice from Nektar of such Change of Control to do any or all of the following, (i) to terminate Nektar’s co-promotion rights under Section 7.3, 7.4 and 7.8, (ii) to treat the Shared Territory as the Royalty Territory for purposes of

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the payments to be made under Section 8.4(a), (b), (c), (e) and (f) and Sections 8.5-8.10 (but not for purposes of Section 8.4(d)) under this Agreement, provided that the Net Sales in the Shared Territory shall not be aggregated with Net Sales in the Royalty Territory for purposes of payments to made under Section 8.4(a)), and further provided that the royalty rate applicable to the Shared Territory under Section 8.4(a) shall be fixed at [***] of annual Net Sales in the Shared Territory [***] (a “Royalty Conversion”), and/or (iii) to terminate Nektar’s participation in the GPT, GBT, and RBU in which case the Parties shall form new committees to govern the Commercialization and Development, respectively, of the Product, each of which committees has equal representation by each of Bayer and Nektar and which shall operate as set forth in Sections 3.4(c), 3.5(c), and 3.6(c), respectively, with such newly formed committees having the responsibilities formerly held by the GPT, GBT, and RBU, respectively. If Bayer elects a Royalty Conversion, Nektar would thereafter no longer be obligated to bear any portion of Allowable Expenses and would not be entitled to participate in Product Profit and Loss under Section 8.2(b)(i). In such event, (A) Nektar shall thereafter be solely responsible for the payment of all amounts [***] with respect to the Territory, and (B) all of the Parties’ payment obligations, other than those relating to Product Profit and Loss and Allowable Expenses, as set forth in this Agreement will continue to apply. For clarity, milestone payments payable to Nektar pursuant to Section 8.4(d) shall not accrue based on sales in the Shared Territory.
               (c) This Agreement shall be binding upon and inure to the successors and permitted assignees of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successor’s and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 20.2 shall be void.
          20.3 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
          20.4 Force Majeure. Neither Party shall be liable or responsible to the other Party for loss or damages, nor shall it have any right to terminate this Agreement for any default or delay attributable to any event beyond its reasonable control and without its fault or negligence, including but not limited to acts of God, acts of government (including injunctions), fire, flood, earthquake, strike, lockout, labor dispute, breakdown of plant, shortage of critical equipment, loss or unavailability of manufacturing facilities or material, casualty or accident, civil commotion, acts of public enemies, acts or terrorism or threat of terrorist acts, blockage or embargo and the like (a “Force Majeure Event”); provided, however, that in each such case the Party affected shall use reasonable efforts to avoid such occurrence and to remedy it promptly. The Party affected shall give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled and for [***] days thereafter and the Party receiving notice shall be similarly excused from its respective obligations which it is thereby disabled from performing; provided, however, that such affected Party commences

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and continues to take reasonable and diligent actions to cure such cause. Notwithstanding the foregoing, nothing in this Section 20.4 shall excuse or suspend the obligation to make any payment due hereunder in the manner and at the time provided.
          20.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

If to Bayer, addressed to:	Bayer Healthcare LLC
555 White Plains Road
Tarrytown, New York 01591
Attn: [***]
[***]
Facsimile: [***]

With copy to:

Bayer Healthcare AG
D-51368
Leverkusen, Germany
Attn: [***]
Facsimile: [***]

If to Aerogen, addressed to:	Aerogen, Inc.
150 Industrial Road
San Carlos, CA U.S.A. 94070
Attention: Chief Executive Officer

With copy to:

Aerogen, Inc.
150 Industrial Road
San Carlos, CA U.S.A. 94070
Attention: Vice President, Corporate Legal

If to Nektar, addressed to:	Nektar Therapeutics

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150 Industrial Road
San Carlos, CA U.S.A. 94070
Attention: Chief Executive Officer

With copy to:

Nektar Therapeutics
150 Industrial Road
San Carlos, CA U.S.A. 94070
Attention: Vice President, Corporate Legal
          20.6 Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.
          20.7 Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.
          20.8 Counterparts. This Agreement may be executed simultaneously in two counterparts, either one of which need not contain the signature of more than one Party but both such counterparts taken together shall constitute one and the same agreement.
          20.9 Construction. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. The terms “including” and “inclusive of” shall mean “including without limitation.” The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.
          20.10 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, U.S.A. without regard to its or any other jurisdiction’s choice of law rules. Any disputes under this Agreement shall be brought in the state or federal courts located in the State of New York, U.S.A. The Parties irrevocably accept the exclusive jurisdiction of such courts solely and specifically for the purpose of adjudicating disputes arising out of or in connection with this Agreement and any other agreement entered into pursuant hereto or in connection herewith (including without limitation matters regarding the construction, interpretation and enforceability of such agreements), and in no event shall any Party be deemed to have consented to such jurisdiction for any other purpose. Each Party further agrees that such courts provide a convenient forum for any such action, and waives any objections or challenges to venue with respect to such courts.

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          20.11 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. In the event of such invalidity, the Parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.
          20.12 Compliance with Applicable Law. Each Party will comply with all Applicable Law in performing its obligations and exercising its rights hereunder. Nothing in this Agreement shall be deemed to permit Bayer to export, re-export or otherwise transfer any Information transferred hereunder or Product manufactured therefrom without complying with Applicable Law.
          20.13 Entire Agreement of the Parties. This Agreement and the Exhibits attached hereto, and any other agreements between the Parties effective as of the Effective Date relating to the subject matter hereof, constitute and contain the complete, final and exclusive understanding and agreement of the Parties hereto, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof (including the Confidential Disclosure Agreement to the extent it relates to Amikacin but not to the extent it relates to any other subject matter disclosed thereunder), and neither Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the Parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein. To the extent that anything set forth in an exhibit attached hereto conflicts with the terms of this Agreement, the terms of this Agreement shall control.
          20.14 Performance by Affiliates.
               (a) Nektar recognizes that Bayer may perform some or all of its obligations under this Agreement through Affiliates, including the performance by Bayer-Schering Pharma AG or Bayer Healthcare AG of Bayer’s obligations arising in or to be performed in the Shared Territory, provided, however, that Bayer shall remain responsible for the performance by its Affiliates and shall use Commercially Reasonable Efforts to cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.
               (b) Bayer recognizes that Nektar may perform some or all of its obligations under this Agreement through Affiliates, provided, however, that Nektar shall remain responsible for the performance of its Affiliates and shall use Commercially Reasonable Efforts to cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

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          20.15 Certain Additional Obligations. Any capitalized terms not defined in this Agreement and used in this Section 20.15 shall have the meaning ascribed to them in the [***].
               (a) Subject to [***], Bayer acknowledges [***] as that interest appears.
               (b) Bayer acknowledges [***]’s disclaimer of warranty in [***] and the limitation on [***]’s liability in [***].
               (c) Bayer agrees not to make any statements, representations or warranties whatsoever to any person or entity, or accept any liabilities or responsibilities whatsoever from any person or entity that are inconsistent with the disclaimers or limitations in [***].
               (d) Bayer shall also indemnify, defend and hold harmless [***].
               (e) For purposes of [***], Bayer self-insures.
               (f) Bayer agrees to refrain from using the name of [***] or any adaptation thereof in publicity or advertising without the [***]’s prior written approval.
               (g) Nektar shall have the right to assign its rights, solely with respect to the license granted by [***] to Nektar under [***], to [***] in the event [***].
               (h) Nektar agrees not to amend the [***] in any manner that would materially adversely affect the rights of Bayer under the [***].
               (i) Nektar represents that the [***] has been achieved.
               (j) Nektar agrees not to materially breach its obligations to [***].
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     In Witness Whereof, the Parties hereto have caused this Agreement to be executed as of the Effective Date by their duly authorized representatives as set forth below:

BAYER HEALTHCARE LLC

By:

Name:	[***]

NEKTAR THERAPEUTICS		AEROGEN, INC.

By:		By:

Name:	[***]	Name:	[***]

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AMENDMENT NO. 1 TO CO-DEVELOPMENT, LICENSE AND CO-PROMOTION AGREEMENT
          This Amendment No. 1 (the “Amendment”) to that certain Co-Development, License and Co-Promotion Agreement dated August 1, 2007 (the “Agreement”) is made and entered into effective as of December 22, 2010 (the “Effective Date of the Amendment”), by and between Nektar Therapeutics, a Delaware corporation (“Nektar”) and Bayer HealthCare LLC, a Delaware corporation (“Bayer”).
RECITALS
          WHEREAS, Bayer, Nektar and Aerogen, Inc. (“Aerogen”) were the original Parties to the Agreement;
          WHEREAS, by Certificate of Dissolution filed on December 2, 2010, Aerogen was dissolved, with Nektar undertaking all of the obligations and duties of Aerogen pursuant to the Agreement, and having all of the rights of Aerogen pursuant to the Agreement, such that Aerogen is no longer a Party to the Agreement;
          WHEREAS, by notice to Bayer dated November 24, 2008, Nektar exercised its right pursuant to Section 8.2(b)(ii) of the Agreement to opt out of sharing Product Profit and Loss; and
          WHEREAS, the Parties have agreed to amend certain provisions of the Agreement as provided in this Amendment;
          NOW, THEREFORE, in consideration of the foregoing, the covenants and promises contained in this Amendment and other good and valid consideration, the receipt and sufficiency of which all Parties acknowledge, and in accordance with and subject to the terms and conditions specified below, the Parties agree as follows:
Amendment of the Agreement
          The Parties hereby agree to amend the Agreement as of the Effective Date of the Amendment as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.
1.	All references to “the Agreement” contained in any Section or subsection of the Agreement shall mean “the Agreement as amended by this Amendment No. 1.”

2.	In recognition of the dissolution of Aerogen, with Nektar undertaking all of the obligations and duties of Aerogen pursuant to the Agreement, except as set forth in (a) Section 8.3(i), with respect to the reference to “Aerogen assets”; and (b) Section

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8.4(f)(ii), with respect to the reference to “any third party Licensed by Aerogen under the agreement attached in Exhibit 1.24”, all references in the Agreement to both “Nektar” and “Aerogen” shall be deleted and replaced with references solely to Nektar, and all references in the Agreement to “Aerogen” without reference to “Nektar” shall be deleted and replaced by references to “Nektar.”

3.	The Parties agree that (a) the definition of the term “Shared Territory” in Section 1.107 is hereby deleted in its entirety and replaced by the following: “1.107 — Reserved.”; and (b) all references in the Agreement to the term “Shared Territory” shall be replaced by references to the term “United States.”

4.	The Parties agree to delete from the Agreement all references in the Agreement to the following committees, wherever such references appear in the Agreement: the Global Brand Team, or GBT; the Joint Finance Committee, or JFC; and the Regional Business Unit, or RBU (all hereinafter referred to as the “Deleted Committees”). Such deletions to the Agreement shall include, without limitation, the following Sections in their entirety: (a) Section 1.47 (“Global Brand Team” or “GBT”), Section 1.63 (“Joint Finance Committee” or “JFC”), and Section 1.102 (“Regional Business Unit” or “RBU”); and all such deleted Sections shall be replaced with the word “Reserved;” and (b) Section 3.3 (“Global Brand Team”), Section 3.5 (“Joint Finance Committee”), and Section 3.6 (“Regional Business Unit”); and the heading of each such deleted Section shall be replaced with the word “Reserved.” To the extent that any ministerial act is assigned in the Agreement to any such Deleted Committee, and the continued performance of the Parties under the Agreement require that such ministerial act be performed to carry out the intent of the Parties under the Agreement, then such ministerial act shall be performed by the JSC, or as directed by the JSC, in each case as shall be determined by the JSC.

5.	The Parties agree to delete from the Agreement all references to Nektar supplying Bayer with Formulated Amikacin or Product; provided, however, that all references to Nektar supplying Bayer with the Device shall continue to apply.

6.	Section 1.45 is hereby deleted in its entirety and replaced by the following:

“Fully Burdened Manufacturing Costs” means, as applicable to the Device manufactured by Nektar or its Third Party supplier, Nektar’s or its Affiliate’s cost of manufacturing such Device for Development or Commercial purposes, which is equal to the sum of (a) for the Device, (or components thereof) made by Nektar, the costs of [***], in each case for the manufacture of the Device (or components thereof), and (b) for the Device (or components thereof) made by Nektar’s Third Party supplier, [***]. If Bayer provides its consent to the costs of Nektar’s Third Party supplier, then Bayer shall be deemed to have agreed that the costs of such supplier meet the standard of Competitive Pricing. For clarity, Fully Burdened Manufacturing Cost shall not include [***]. Fully Burdened Manufacturing Cost shall be calculated in a manner consistent with GAAP, consistently applied.”

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7.	The following new Section 1.115 is added to the Agreement:

1.115 “United States” means the United States of America, and its commonwealths and territories, including without limitation the Commonwealth of Puerto Rico.

8.	Section 2.5 is hereby amended by adding the following Section 2.5.1 and Section 2.5.2 at the end of the existing Section 2.5:

“2.5.1 [***]

2.5.2 [***]”

9.	Section 3.2(a) is hereby deleted in its entirety and replaced by the following:
                              (k) Composition. Each Party shall appoint two (2) of its senior employees to serve on the JSC, one of which shall be a senior representative of its finance department (or equivalent). As of the Effective Date of the Amendment, Bayer’s JSC representatives are [***] and [***], and Nektar’s JSC representatives are [***] and [***]. The current JSC chairperson is [***]. Bayer shall have the right to appoint the chairperson of the JSC during the term of this Agreement. In addition to its two (2) appointed JSC members, (a) each Party shall designate an alliance manager (or equivalent) to attend and participate in meetings of the JSC, and shall promptly notify the other Party of the name and title of its alliance manager representative; and (b) when commercial issues are included on the agenda for any JSC meeting, each Party shall have the right to designate a representative of its marketing department (or equivalent) to attend and participate in such JSC meeting. If either Party intends to have discussions at any JSC meeting requiring additional subject matter experts from either Party to attend such JSC meeting, then it shall notify the other Party in writing reasonably in advance of the meeting of the name and title of each such attendee. Each Party may replace its JSC representatives and alliance manager designee by written notice to the other Party.
10.	Section 8.3 is hereby deleted in its entirety and replaced by the following:
“8.3 Milestone Payments. Bayer shall make the following non-refundable, non-creditable Milestone Payments (the “Milestone Payments”) to Nektar, with respect to the Product, within [***] after achievement of the relevant milestone for the Product. The milestones in this Section 8.3 are cumulative, such that under no circumstances is any single Milestone Payment to be deemed in lieu of, or to be substituted for, another Milestone Payment. For clarity, each milestone in this Section 8.3 is payable by Bayer to Nektar only once with respect to the achievement of any milestone under this Agreement.

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Milestone Event	Payment
(millions of Dollars)
(i) Effective Date (reimbursement by Bayer [***] Aerogen [***] (Nektar acknowledges that milestone (i) was previously paid by Bayer, and that Bayer’s obligations with respect to milestone (i) have been fulfilled)	$50

(ii) [***] (Nektar acknowledges that milestone (ii) was previously paid by Bayer, and that Bayer’s obligations with respect to milestone (ii) have been fulfilled.)	$10 *

(iii) [***]	[***]

(iv) [***]	[***]

(v) [***]	[***]

(vi) [***]	[***]

(vii) [***]	[***]
*This milestone payment shall be used by Nektar to reimburse Bayer’s Development Costs of conducting any Phase III Clinical Trial in the Territory. Bayer shall invoice Nektar for this $10 million upon the later to occur of the following: (a) dosing of the first patient in the first Phase III Clinical Trial conducted by or for Bayer; and (b) payment of milestone (iii) to Nektar by Bayer. Bayer shall provide Nektar with documentation reasonably acceptable to Nektar evidencing dosing of such first Phase III patient, and Nektar shall have the right to reasonably verify such dosing. Nektar shall pay such invoiced amount within [***] after its receipt of an invoice from Bayer.
11.	Section 8.4(a) is hereby deleted and in its entirety is replaced by the following:
a.	Royalties in the Royalty Territory.
(i) In addition to any amounts due to Nektar under Sections 8.1, 8.2 and 8.3, and subject to the other provisions of this Section 8.4 and the terms and conditions of this Agreement, in consideration for the grant of the license under the Nektar Patent Rights and Nektar Know-How to Bayer under Section 2.1(a), Bayer shall pay Nektar non-refundable and non-creditable incremental royalties in the Royalty Territory based on the aggregate annual Net Sales of all Product sold in all countries in the Royalty Territory in a calendar quarter to Third Parties by or on behalf of Bayer, its Affiliates or Sublicensees, in which, and for so long as, the Product or the manufacture, use, sale, offer for sale, or importation of the Product would infringe a Valid Claim or constitute a misappropriation of the Nektar Know-How in such country in the absence of such license, according to the following royalty rates (for the purposes hereof, “annual” means any complete calendar year period beginning on January 1 and ending on December 31):

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Annual Royalty Rate	Annual Net Sales in the Royalty Territory
(millions of Dollars)
14% of the amount between	$[***]
[***] of the amount between	>$[***]
[***] of the amount between	>$[***]
[***] of the amount between	>$[***]
30% of the amount	>$[***]
Exhibit 8.4(a) contains an example of the royalty calculation methodology applicable to Net Sales of the Product under Section 8.4(a). Exhibit 8.4(a) in the form originally attached to the Agreement as of the Effective Date is hereby deleted and in its entirety replaced by Exhibit 8.4(a) in the form attached to this Amendment.
12.	Section 8.4(d) is hereby deleted and in its entirety replaced by the following:
          (d) Additional Royalty Payments. The following one-time additional royalty payments will also be paid by Bayer to Nektar within [***] after the delivery of the report under Section 8.5 demonstrating the first occurrence of each of the following events:

Event	Payment
(millions of Dollars)
First time that Net Sales in the	$ [***]
Royalty Territory in a calendar year [***]
First time that Net Sales in the	$ [***]
Royalty Territory in a calendar year [***]
First time that Net Sales in the	$ [***]
Royalty Territory in a calendar year [***]
First time that Net Sales in the	$ [***]
Royalty Territory in a calendar year [***]
First time that Net Sales in the	$ [***]
Royalty Territory in a calendar year [***]

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All of the additional royalty payments made under this Section 8.4(d) are non-refundable and non-creditable, and each such payment is payable only once.
13.	Article 8 of the Agreement is hereby amended by adding the following new Section 8.11 at the end of the present Article 8:

8.11	[***].

14.	Section 9.1(b) is hereby deleted and entirely replaced by the following:
                              (l) Commercial Manufacturing and Supply. In connection with any Manufacturing and Supply Agreement entered into pursuant to this Agreement, Bayer shall provide Formulated Amikacin for commercial supply of the Product and shall be responsible for final packaging of Formulated Amikacin with the Device. Nektar shall supply the Device for use in the Manufacture of commercial supplies of the Product to Bayer, at a price (a) for the United States equal to Nektar’s Fully Burdened Manufacturing Cost without any mark-up; and (b) for the Royalty Territory equal to Nektar’s Fully Burdened Manufacturing Cost therefor plus the mark-up (the “Mark-Up”) set forth in Table 9.1(b) below; provided, however, that, in the United States as well as in the Royalty Territory, the price shall not exceed [***] (the “Cap”) for the remaining time in the calendar year in which the Commercial Launch took place, and in each calendar year thereafter (each a “Calendar Year”). Subject to a potential adjustment pursuant to Section 9.1(b)(e) below, the Cap for the respective Calendar Year is either (i) [***] or (ii) [***], whichever is lower. (For clarity, the Parties recognize and intend that the first Calendar Year may be of short duration, such as only a few days or months, depending on the date of the Commercial Launch.)
In the Manufacturing and Supply Agreement, the Parties shall include provisions addressing all of the following:
(a) the Device cost in the United States shall be equal to (i) Nektar’s Fully Burdened Manufacturing Costs or (ii) the applicable [***] for the respective Calendar Year, whichever is lower;
(b) in the Royalty Territory, if the Fully Burdened Manufacturing Costs are lower than the High COGs set out in the table attached hereto as Exhibit 9.1(b), the Mark-up to be payable by Bayer to Nektar in addition to the Fully Burdened Manufacturing Costs shall be [***] dependent on [***] (the “Device Mark-Up Thresholds”). If the Fully Burdened Manufacturing Costs are higher than [***], the Mark-up to be payable by Bayer to Nektar in the Royalty Territory in addition to the Fully Burdened Manufacturing Costs shall be limited [***]. If the Fully Burdened Manufacturing Costs exceed [***] for the respective Calendar Year, [***] applies. For the avoidance of doubt, it is set forth herein that in no event shall the price per Device including Fully Burdened Manufacturing Costs and Mark-up exceed the applicable [***] for the respective Calendar Year.
(c) commencing with the first Calendar Year and any Calendar Year thereafter, the procedure for applying [***] applicable to Bayer’s cost for each Device purchased by Bayer during such

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Calendar Year, for either the United States or the Royalty Territory, shall be as follows: if in any Calendar Year Nektar’s actual Fully Burdened Manufacturing Costs plus Mark-Up (as applicable) [***], then Nektar shall invoice Bayer for the Devices sold to Bayer during such Calendar Year based on Nektar’s Fully Burdened Manufacturing Cost plus Mark-Up (as applicable) without regard for [***], and Bayer shall pay Nektar’s invoices and such payments shall be non-refundable, provided that for any portion of Nektar’s invoiced price that [***] for the applicable Calendar Year, Bayer shall be entitled to [***];
(d) providing for a [***] to the unit price for each Device to be charged by Nektar based on Bayer’s binding forecast for [***];
(e) providing for an [***] based on the change in sum of [***] and any other significant uncontrollable costs to Nektar in supplying the Device, [***]; and
(f) application of [***] in a manner that ensures Nektar will be able to recognize revenues from the sale of Devices to Bayer during Nektar’s fiscal year.
Further details necessary for the efficient supply of the Devices by Nektar and purchase by Bayer also will be included in the Manufacturing and Supply Agreement.
Table 9.1(b)*

Nektar’s Fully-Burdened Manufacturing	Mark-Up Payable to Nektar if COGS
Cost Per Device	are lower than High COGS
(determined on a Calendar Year basis)	(subject to the Cap)
Greater than or equal to $[***]	[***]
Greater than or equal to $[***] but less than $[***]	[***] mark-up on total COGS
Greater than or equal to $[***] but less than $[***]	[***] mark up on total COGS
Less than $[***]	[***] mark-up on total COGS
* As used in Table 9.1(b), the following terms have the following meanings: (i) “COGS” means Nektar’s Fully Burdened Manufacturing Cost for the Device; (ii) “High COGS” means that for the applicable Calendar Year COGs equals or exceeds Nektar’s high COGS estimate in the Forecast; and (iii) “Forecast” means that certain Nektar forecast attached hereto as Exhibit 9.1(b).
15.	Article 14 is hereby amended by adding the following Section 14.5 at the end of the existing Article 14:
14.5	Mutual Releases and Covenants.
                              (a) With respect to the obligations, duties and responsibilities imposed, directly or indirectly, by this Agreement on Bayer, Nektar, on behalf of itself and its

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Affiliates, hereby fully, finally and forever releases, acquits, and discharges any and all claims, actions, causes of action, suits, liabilities, damages, losses, and demands whatsoever in law and equity, whether presently known or unknown, accrued or not accrued, foreseen or unforeseen, matured or not matured, which Nektar and/or its Affiliates ever had, now have or hereafter can, shall or may have against Bayer and its Affiliates for, upon, or by reason of any matter, cause or thing whatsoever related to the Agreement prior to the Effective Date of the Amendment. The following are expressly excluded from the foregoing release by Nektar and its Affiliates: any Third Party claim for Damages for which Bayer is required to indemnify Nektar and/or its Affiliates pursuant to Section 14.1 of the Agreement.
                              (b) Nektar, on behalf of itself and its Affiliates, hereby irrevocably and unconditionally covenants and agrees that it will refrain from commencing any action, suit, claim, counterclaim or proceedings, or prosecuting or participating (other than as a defendant) in any pending or other action, suit, claim, counterclaim or proceeding, at law, in equity or otherwise, against or adverse to Bayer or its Affiliates on account of any matter released under Section 14.5(a) of this Agreement. In addition to any other liability that may accrue in the event of any breach of this covenant, Nektar shall be liable to pay, and hereby agrees to indemnify and hold harmless Bayer and its Affiliates for, all reasonable attorneys’ fees, costs and disbursements and all other losses incurred by Bayer and its Affiliates in defense or settlement of any such action, suit, claim, counterclaim or other proceeding.
                              (c) With respect to the obligations, duties and responsibilities imposed, directly or indirectly, by this Agreement on Nektar, Bayer, on behalf of itself and its Affiliates, hereby fully, finally and forever releases, acquits and discharges any and all claims, actions, causes of action, suits, liabilities, damages, losses, and demands whatsoever in law and equity, whether presently known or unknown, accrued or not accrued, foreseen or unforeseen, matured or not matured, which Bayer and its Affiliates ever had, now have or hereafter can, shall or may have against Nektar and/or its Affiliates, for, upon, or by reason of any matter, cause or thing whatsoever related to the Agreement prior to the Effective Date of the Amendment. The following are expressly excluded from the foregoing release by Bayer and its Affiliates: (a) any Third Party claim for Damages for which Nektar is required to indemnify Bayer and/or its Affiliates pursuant to Section 14.2 of the Agreement; and (b) the indemnity of Bayer by Nektar set forth in Section 2.5.2 of the Agreement as amended through an addition set forth in Section 8 of this Amendment.
                              (d) Bayer, on behalf of itself and its Affiliates, hereby irrevocably and unconditionally covenants and agrees that it will refrain from commencing any action, suit, claim, counterclaim or proceedings, or prosecuting or participating (other than as a defendant) in any pending or other action, suit, claim, counterclaim or proceeding, at law, in equity or otherwise, against or adverse to Nektar and its Affiliates on account of any matter released under Section 14.5(c) of this Agreement. In addition to any other liability that may accrue in the event of any breach of this covenant, Bayer shall be liable to pay, and hereby agrees to indemnify and hold harmless Nektar and its Affiliates for, all reasonable attorneys’ fees, costs and disbursements and all other losses incurred by Nektar and its Affiliates in defense or settlement of any such action, suit, claim, counterclaim or other proceeding.

***Text omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
16.	Section 20.5 is hereby deleted and entirely replaced by the following:
Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

If to Bayer, addressed to:	Bayer Healthcare LLC 555 White Plains Road Tarrytown, New York 01591 Attn: [***] Facsimile: [***]

With copy to:

Bayer Schering Pharma AG Muellerstrasse 178 D-Berlin, Germany Attn: [***] Facsimile: [***]

If to Nektar, addressed to:	Nektar Therapeutics
455 Mission Bay Boulevard South
San Francisco, CA U.S.A. 94158-2117
Attention: Chief Executive Officer

With copy to:

Nektar Therapeutics
455 Mission Bay Boulevard South
San Francisco, CA U.S.A. 94158-2117
Attention: Sr. Vice President & General
Counsel
17.	Miscellaneous
a.	Full Force and Effect. Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.

***Text omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
b.	Entire Agreement of the Parties. This Amendment and the Agreement constitute the complete final and exclusive understanding and agreement of the Parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter of the Agreement.

c.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be executed and/or exchanged by facsimile or other electronic means (such as in pdf format), and such execution and/or exchange shall be legally binding for all purposes.
[Signature Page Follows]

***Text omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
[Signature Page to Amendment No. 1]
          IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.
ACCEPTED AND AGREED,

BAYER HEALTHCARE LLC
By:	[***]

Name:	[***]

NEKTAR THERAPEUTICS
By:	[***]

Name:	[***]